                                                       Registration No. 33-36423



                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549
                                   FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|
                                    AND/OR
                         REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940              |X|
                       [Check appropriate box or boxes.]

                    Post-Effective Amendment No. 8

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
              [Exact Name of Registrant as Specified in Charter]

                   ONE MOODY PLAZA, GALVESTON, TEXAS  77550
              [Address of Principal Executive Offices] [Zip Code]

Registrant's Telephone Number, Including Area Code (409) 763-2767

MICHAEL W. MCCROSKEY                                              JERRY L. ADAMS
ONE MOODY PLAZA                       WITH COPY TO:  GREER, HERZ & ADAMS, L.L.P.
GALVESTON, TEXAS 77550                                           ONE MOODY PLAZA
[Name and Address of Agent for Service]                   GALVESTON, TEXAS 77550


DECLARATION REQUIRED BY RULE 24F-2(A)(1): An indefinite number of securities of the Registrant has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Notice required by Rule 24F-2(b)(1) was filed on February 26, 1997 in the Office of the Securities and Exchange Commission.


It is proposed that this filing will become effective (check appropriate box):

[ ] 75 days after filing pursuant to paragraph (a) Rule 485

[ ] on (date) pursuant to paragraph (a)(2) of rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on April 30, 1997 pursuant to paragraph (b) of Rule 485


If appropriate, check the following box:

[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                             CROSS-REFERENCE SHEET
                             ---------------------
                           [PURSUANT TO RULE 485(B)]
                        SHOWING LOCATION OF INFORMATION
                             REQUIRED BY FORM N-1A


PART A ITEM AND CAPTION    PROSPECTUS CAPTION
-----------------------    ------------------

ITEM 1.   COVER PAGE

  (a)(i)                   Front Cover
     (ii)                  Front Cover
     (iii)                 Front Cover
     (iv)                  Front Cover
     (v)                   Front Cover
     (vi)                  Front Cover
     (vii)                 Front Cover
     (viii)                Front Cover
  (b)                      Front Cover

ITEM 2.   SYNOPSIS

  (a)(i)                   Table of Fees and Expenses
     (ii)                  Not applicable
  (b)                      The Fund At A Glance, The Accounts and The Contracts
  (c)                      The Fund At A Glance, The Accounts and The Contracts

ITEM 3.   CONDENSED FINANCIAL INFORMATION

  (a)                      Financial Highlights
  (b)                      Financial Highlights
  (c)                      Performance
  (d)                      Performance; Portfolio Manager Discussions


ITEM 4.   GENERAL DESCRIPTION OF REGISTRANT

  (a)(i)                   The Fund At A Glance; The Accounts and the
                           Contracts; The Fund and Its
                           Management
     (ii)                  Investment Objectives and Policies
  (b)(i)                   Investment Objectives and Policies
     (ii)                  Investment Objectives and Policies
  (c)                      Investment Objectives and Policies

ITEM 5.   MANAGEMENT OF THE FUND

  (a)    The Fund and Its Management

  (b)(i) The Fund and Its Management; Investment Management Arrangements and Expenses

    (ii) The Fund and Its Management; Investment Management Arrangements and Expenses

  (iii)  The Fund and Its Management;
         Investment Management Arrangements and Expenses

  (c)    The Fund and Its Management
  (d) Investment Management Arrangements and Expenses
  (e) Custodian, Transfer Agent and Dividend Disbursing Agent
  (f) Investment Management Arrangements and Expenses
  (g)(i) Portfolio Brokerage and Related Practices
     (ii) Portfolio Brokerage and Related Practices

ITEM 5A.  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  (a) Portfolio Manager's Discussion and Analysis -
      Growth Portfolio, Managed Portfolio, Balanced Portfolio
  (b) Portfolio Manager's Discussion and Analysis -
      Growth Portfolio, Managed Portfolio, Balanced Portfolio
  (c) Portfolio Manager's Discussion and Analysis -
      Growth Portfolio, Managed Portfolio, Balanced Portfolio


ITEM 6.   CAPITAL STOCK AND OTHER SECURITIES

  (a)      Purchase and Redemption of Shares;
           General Information
           Authorized Stock and Voting Rights
  (b)      Authorized Stock and Voting Rights
  (c)      Voting Rights
  (d)      Not Applicable
  (e)      Additional Information
  (f)      Dividends, Distributions and Taxes

  (g)(i)   Dividends, Distributions and Taxes
     (ii)  Dividends, Distributions and Taxes
     (iii) Dividends, Distributions and Taxes
  (h)    Not Applicable

ITEM 7.   PURCHASE OF SECURITIES BEING OFFERED

  (a)    Purchase and Redemption of Shares
  (b)(i) Determination of Net Asset Value
     (ii)   Determination of Net Asset Value
     (iii)  Not Applicable
     (iv)   Not Applicable
     (v)    Not Applicable
  (c)    Not Applicable

  (d)    Not Applicable
  (e)    Not Applicable

  (f)(i) Not Applicable
     (ii)  Not Applicable
     (iii) Not Applicable
  (g)    Not Applicable

ITEM 8.REDEMPTION OR REPURCHASE
  (a) Purchase and Redemption of Shares
  (b)        Not Applicable
  (c)        Not Applicable
  (d)        Not Applicable

ITEM 9. PENDING LEGAL PROCEEDINGS
  Not Applicable


PART B ITEM AND CAPTION    STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------    -------------------------------------------

Item 10.  Cover Page
  (a)(i)                   Cover Page
  (ii)                     Cover Page
  (iii)                    Cover Page
  (iv)                     Cover Page
  (b)                      Cover Page

ITEM 11.  TABLE OF CONTENTS
  Table of Contents

ITEM 12.  GENERAL INFORMATION AND HISTORY
  General History of the Fund

ITEM 13.  INVESTMENT OBJECTIVE AND POLICIES
  (a)     Investment Policies of each Portfolio;
          Investment Objectives of each Portfolio
  (b)     Investment Policies of each Portfolio;
          Investment Restrictions

  (c)     Not Applicable
  (d)     Investment Objectives of each Portfolio

ITEM 14.  MANAGEMENT OF THE FUND
  (a)     Management of the Fund
  (b)     Management of the Fund

  (c)     Remuneration of Directors

ITEM 15.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
  (a) Control Persons and Principal Holders of Securities
  (b) Control Persons and Principal Holders of Securities
  (c) Not Applicable

ITEM 16.  INVESTMENT ADVISORY AND OTHER SERVICES
  (a)(i) Investment Advisory and Other Services; Control and Management of SM&R
  (ii) Investment Advisory and Other Services; Control and Management of SM&R
  (iii)  Investment Advisory Agreement
  (b)    Investment Advisory Agreement; Administrative Service Agreement
  (c)    Not Applicable
  (d)    Administrative Service Agreement
  (e)    Not Applicable
  (f)(i) Not Applicable
  (ii)   Not Applicable
  (iii)  Not Applicable
  (g)    Custodian, Transfer Agent and Dividend Disbursing Agent
  (h)    Custodian, Transfer Agent and Dividend Disbursing Agent; Experts
  (i) Custodian, Transfer Agent and Dividend Disbursing Agent; Investment Advisory Agreement; Administrative Service Agreement

ITEM 17.  BROKERAGE ALLOCATION
  (a)    Portfolio Transactions and Brokerage Allocation
  (b)(i) Portfolio Transactions and Brokerage Allocation
         Portfolio Transactions and Brokerage Allocation
  (ii)   Portfolio Transactions and Brokerage Allocation
  (iii)  Portfolio Transactions and Brokerage Allocation
  (c)    Portfolio Transactions and Brokerage Allocation
  (d)    Portfolio Transactions and Brokerage Allocation
  (e)    Not Applicable

ITEM 18.  CAPITAL STOCK AND OTHER SECURITIES
  (a)(i) Capital Stock
  (ii)   Capital Stock
  (b)    Not Applicable

ITEM 19.  PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED
  (a) Sale, Redemption and Pricing of Shares

  (b) Sale, Redemption and Pricing of Shares
  (c) Not Applicable

ITEM 20.  TAX STATUS
  Taxes

ITEM 21.  UNDERWRITERS
  (a)(i)    Not Applicable
     (ii)   Not Applicable
     (iii)  Not Applicable
  (b)       Not Applicable

  (c)(i)    Not Applicable
     (ii)   Not Applicable
     (iii)  Not Applicable
     (iv)   Investment Advisory and Other Services

ITEM 22. CALCULATIONS OF YIELD QUOTATIONS OF MONEY MARKET FUNDS - calculations of yield quotations of money market portfolio

ITEM 23.  FINANCIAL STATEMENTS
  Exhibit "1" to Statement of Additional Information

PART C OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                       [INVESTRAC GOLD LOGO APPEARS HERE]


                                          PROSPECTUS FOR
                                          AMERICAN NATIONAL
                                          INVESTMENT ACCOUNTS, INC.

                                          APRIL 30, 1997

                                   PROSPECTUS

                           DATED: APRIL 30, 1997
                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                   ONE MOODY PLAZA .^  GALVESTON, TEXAS 77550
                 1 (409) 763-2767 .  TOLL FREE 1 (800) 526-8346
--------------------------------------------------------------------------------
American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company. The Fund consists of four separate portfolios ("Portfolio" or, together with the other portfolios, "Portfolios") each of which has its own investment objective designed to meet different investment goals. For investment purposes, each Portfolio is, in effect, a separate fund and a separate series of capital securities is issued for each Portfolio.

The four Portfolios of the Fund and their respective investment objectives are as follows:

GROWTH PORTFOLIO . . . seeks to achieve capital appreciation, normally through the purchase of common stocks (although such Portfolio investments are not restricted to any one type of security). Capital appreciation may also be sought in other types of securities, including bonds and preferred stocks.

MANAGED PORTFOLIO . . . seeks to achieve growth of capital and/or current income by investing in a diversified portfolio consisting of, at the Fund's investment adviser's discretion, money market instruments, debt securities, stock or a combination thereof. It is anticipated that over longer periods, a larger portion of the Managed Portfolio will consist of equity securities.

BALANCED PORTFOLIO . . . seeks to provide conservation of principal, reasonable current income and long-term capital appreciation by investing in a balanced portfolio of fixed-income securities such as bonds, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks.

MONEY MARKET PORTFOLIO . . . seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Money Market Portfolio will invest only in money market instruments of high quality determined by the Fund's investment adviser pursuant to guidelines established by the Board of Directors.

Various levels of risks are involved with each Portfolio and there can be no assurance that the objectives of any Portfolio will be realized. See INVESTMENT OBJECTIVES AND POLICIES in this Prospectus.

INVESTMENTS IN THE FUND ARE AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FROM AMERICAN NATIONAL INSURANCE COMPANY.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED AND THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Information contained in this Prospectus should be read carefully by a prospective investor before an investment is made. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 1997, which information is incorporated herein by reference and is available without charge upon written request to American National Investment Accounts, Inc., One Moody Plaza, Galveston, Texas 77550, or by phoning Toll Free 1-800-526-8346 or 1-409-763-2767.
                               TABLE OF CONTENTS

                                                                            PAGE
THE FUND AT A GLANCE.......................................................   2
THE ACCOUNTS AND THE CONTRACTS.............................................   2
TABLE OF FEES AND EXPENSES.................................................   2
FINANCIAL HIGHLIGHTS.......................................................   3
PERFORMANCE................................................................   5
INVESTMENT OBJECTIVES AND POLICIES.........................................   9
THE FUND AND ITS MANAGEMENT................................................  11
INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES............................  12
PURCHASE AND REDEMPTION OF SHARES..........................................  12
DETERMINATION OF NET ASSET VALUE...........................................  12
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  13
GENERAL INFORMATION........................................................  13

         PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY
  THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
    OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
                          POSSIBLE LOSS OF PRINCIPAL.

 LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
  BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE FUND AT A GLANCE

American National Investment Accounts, Inc. (the "Fund") is a diversified open-end series management investment company incorporated under the laws of Maryland on March 14, 1988. The Fund was established by Securities Management and Research, Inc. ("SM&R") to provide for the investment of net premium payments received by American National Insurance Company ("American National") from the sale of variable universal life insurance and variable annuity contracts and to serve as the investment medium for other variable products issued by American National. The Fund consists of four separate portfolios: the Growth Portfolio, the Managed Portfolio, the Balanced Portfolio, and the Money Market Portfolio. Each Portfolio is, for investment purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each. In other respects, the Fund is treated as one entity. Each share of capital stock issued with respect to a Portfolio represents a pro-rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund.

THE ACCOUNTS AND THE CONTRACTS

Shares of the Fund are currently sold only to separate accounts of American National Insurance Company ("American National") to fund benefits under variable universal life insurance and variable annuity contracts issued by American National. Such separate accounts are referred to as the "Separate Accounts", and all of such insurance policies and variable annuity contracts are referred to as the "Contract" or "Contracts". As permitted in their Contracts, policy owners may allocate the net premiums and the assets relating to their Contracts among four subaccounts of the Separate Accounts or in an account which is part of the general account of American National (hereinafter referred to as the "Fixed Account"). Such subaccounts then invest such amounts in the corresponding Portfolio of the Fund. The attached prospectuses for the Contracts describe the Contracts and the relationship between changes in the value of shares of each Portfolio and changes in the benefits payable under the Contracts. The rights of the Separate Accounts as a shareholder of the Fund should be distinguished from the rights of a Contract owner which are described in the Contracts. The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts.

TABLE OF FEES AND EXPENSES

The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. See "INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES". The "Example of Expenses" is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. THIS ASSUMPTION IS UNRELATED TO THE FUNDS' PRIOR PERFORMANCE AND IS NOT A PROJECTION OF FUTURE PERFORMANCE. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. SHAREHOLDER TRANSACTION EXPENSES

                                      GROWTH    MANAGED  BALANCED  MONEY MARKET
                                     PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
Maximum Sales Load Imposed on
Purchases                              None      None      None        None
Maximum Sales Load Imposed on Rein-
vested Dividends                       None      None      None        None
Deferred Sales Load                    None      None      None        None
Redemption Fees                        None      None      None        None
Exchange Fees                          None      None      None        None
ANNUAL OPERATING EXPENSES (as a Percentage of
average net assets)
Management Fee without Expense
Reimbursement                           .50%      .50%      .50%        .50%
                            ---------------------------------------------------
                            ---------------------------------------------------

Management Fee with Expense
Reimbursement                           .12%      .29%     (.08)%       .15%
Service Fee                             .25%      .25%      .25%        .25%
Other Expenses                          .50%      .39%      .73%        .47%
                            ---------------------------------------------------

Total Operating Expenses with
Expense Reimbursement*                  .87%      .93%      .90%        .87%

                            ---------------------------------------------------
                            ---------------------------------------------------

*The expense reimbursement represents the amount of reimbursement required for restated expenses. Without the reimbursement, the percentage shown for Total Operating Expenses would have been Growth Portfolio--1.25%, Managed Portfolio--1.14%; Balanced Portfolio--1.48%, and Money Market Portfolio-- 1.22%. (See "INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES" for more information relating to the excess expense reimbursement and undertaking).

EXAMPLE OF EXPENSES

You would pay the following estimated expenses on a $1,000 investment assuming
(i)5% annual return and (ii)redemption at the end of each period. Because the Portfolios have no redemption fee, you would pay the same expenses whether or not you redeemed your investment at the end of each period.

           GROWTH    MANAGED  BALANCED  MONEY MARKET
          PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
1 Year      $  9       $ 9       $ 9        $ 9
3 Years       28        30        29         28
5 Years       48        51        50         48
10 Years     107       114       111        107

                             FINANCIAL HIGHLIGHTS

             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
GROWTH PORTFOLIO

The table that follows has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information, which is available upon request. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information.

                                                                                    March 1, 1991
                                                                                   (date operations
                                                                                      commenced)
                                                                                       through
                                  Year Ended December 31,                            December 31,
                             ---------------------------------------------------------------------
                              1996         1995        1994        1993    1992          1991
                             ---------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                   $ 1.27       $ 1.04      $ 1.08      $ 1.07  $ 1.12        $ 1.00
Investment income--Net         0.02         0.02        0.02        0.02    0.01          0.01
Net realized and unrealized
gain (loss) on investments
during the period              0.21         0.27        0.05        0.06   (0.05)         0.12
                             ---------------------------------------------------------------------
    TOTAL FROM INVESTMENT
     OPERATIONS                0.23         0.29        0.07        0.08   (0.04)         0.13
Less distributions
Distributions from invest-
 ment income--Net             (0.02)       (0.02)      (0.02)      (0.02)  (0.01)        (0.01)
Distributions from capital
 gains                        (0.03)       (0.04)      (0.09)      (0.05)     --            --
                             ---------------------------------------------------------------------
    TOTAL DISTRIBUTIONS       (0.05)       (0.06)      (0.11)      (0.07)  (0.01)        (0.01)
Net Asset Value, end of pe-
 riod                        $ 1.45       $ 1.27      $ 1.04      $ 1.08  $ 1.07        $ 1.12
                             =====================================================================
    TOTAL RETURN--Variable
     Universal Life           16.87%       27.34%       7.10%       6.20%  (3.90)%       13.50%**
                             =====================================================================
         --Variable Annuity   16.04%       26.52%
                             ===================
RATIOS (in
 percentages)/SUPPLEMENTAL
 DATA
Net Assets, end of period
 (000's omitted)             $7,278       $4,781      $3,037      $2,748  $2,477        $2,572
Ratio of expenses to aver-
 age net assets                0.87 (/1/)   0.87(/1/)   0.90(/1/)   0.91    1.38          1.50*(/1/)
Ratio of net investment in-
come to average net assets     1.84         1.99        2.04        1.65    1.35          1.89*
Portfolio turnover rate       21.24        42.06       46.18       59.55   12.56         25.30
Average commission rate        7.00

 *Ratios annualized

**Returns are not annualized

(/1/) Expenses for the calculation are net of a reimbursement from Securities
      Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 1.25%, 1.32% and 1.13%, for the years ended December 31, 1996, 1995 and 1994, respectively, and 1.73% (annualized) for the period ended December 31, 1991.

MANAGED PORTFOLIO

The table that follows has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information, which is available upon request. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information.

                                                                                    March 1, 1991
                                                                                   (date operations
                                                                                      commenced)
                                                                                       through
                                  Year Ended December 31,                            December 31,
                             ---------------------------------------------------------------------
                               1996         1995        1994        1993    1992          1991
                             ---------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                   $ 1.21       $ 1.00      $ 1.11      $ 1.05  $ 1.10        $ 1.00
Investment income--Net         0.03         0.03        0.02        0.02    0.01          0.02
Net realized and unrealized
gain (loss) on investments
during the period              0.19         0.24          --        0.09   (0.05)         0.11
                             ---------------------------------------------------------------------
    TOTAL FROM INVESTMENT
     OPERATIONS                0.22         0.27        0.02        0.11   (0.04)         0.13
Less distributions
Distributions from invest-
 ment income--Net             (0.03)       (0.03)      (0.03)      (0.02)  (0.01)        (0.02)
Distributions from capital
 gains                        (0.03)       (0.03)      (0.10)      (0.03)     --         (0.01)
                             ---------------------------------------------------------------------
    TOTAL DISTRIBUTIONS       (0.06)       (0.06)      (0.13)      (0.05)  (0.01)        (0.03)
Net Asset Value, end of pe-
 riod                        $ 1.37       $ 1.21      $ 1.00      $ 1.11  $ 1.05        $ 1.10
                             =====================================================================
    TOTAL RETURN--Variable
     Universal Life           16.63%       27.33%       0.67%      10.00%  (3.90)%       11.20%**
                             =====================================================================
         --Variable Annuity   16.18%       26.45%
                             ===================
RATIOS (in
 percentages)/SUPPLEMENTAL
 DATA
Net Assets, end of period
 (000's omitted)             $6,273       $4,028      $2,795      $2,735  $2,406        $2,303
Ratio of expenses to aver-
 age net assets                0.93 (/1/)   0.93(/1/)   0.98(/1/)   1.00    1.41          1.50*(/1/)
Ratio of net investment in-
come to average net assets     2.29         2.57        2.36        1.87    1.34          2.03*
Portfolio turnover rate       20.79        30.87       26.26       46.39    6.79         46.53
Average commission rate        7.00

 *Ratios annualized

**Returns are not annualized

(/1/) Expenses for the calculation are net of a reimbursement from Securities
      Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 1.14%, 1.26% and 1.23% for the years ended December 31, 1996, 1995 and 1994, respectively, and 1.69% (annualized) for the period ended December 31, 1991.

                             FINANCIAL HIGHLIGHTS

             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
BALANCED PORTFOLIO

The table that follows has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information, which is available upon request. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information.

                                                                                   March 1, 1991
                                                                                  (date operations
                                                                                     commenced)
                                                                                      through
                                  Year Ended December 31,                           December 31,
                             ---------------------------------------------------------------------
                               1996        1995        1994        1993    1992          1991
                             ---------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                   $ 1.18      $ 0.99      $ 1.06      $ 1.07  $ 1.12        $ 1.00
Investment income--Net         0.04        0.04        0.03        0.03    0.03          0.03
Net realized and unrealized
gain (loss) on investments
during the period              0.10        0.19       (0.03)       0.02   (0.05)         0.12
                             --------------------------------------------------------------------
    TOTAL FROM INVESTMENT
     OPERATIONS                0.14        0.23        0.00        0.05   (0.02)         0.15
Less distributions
Distributions from invest-
 ment income--Net             (0.04)      (0.04)      (0.03)      (0.03)  (0.03)        (0.03)
Distributions from capital
 gains                        (0.01)         --       (0.04)      (0.03)     --            --
                             ---------------------------------------------------------------------
    TOTAL DISTRIBUTIONS       (0.05)      (0.04)      (0.07)      (0.06)  (0.03)        (0.03)
Net Asset Value, end of pe-
 riod                        $ 1.27      $ 1.18      $ 0.99      $ 1.06  $ 1.07        $ 1.12
                             =====================================================================
    TOTAL RETURN--Variable
     Universal Life           11.23%      20.47%       0.26%       3.70%  (2.70)%       16.40%**
                             =====================================================================
         --Variable Annuity   10.38%        N/A
                             ==================
RATIOS (in
 percentages)/SUPPLEMENTAL
 DATA
Net Assets, end of period
 (000's omitted)             $4,281      $3,399      $2,660      $2,585  $2,363        $2,313
Ratio of expenses to aver-
 age net assets                0.90(/1/)   0.90(/1/)   0.96(/1/)   1.00    1.47          1.50*(/1/)
Ratio of net investment in-
 come to average net assets    3.25        3.19        3.34        2.65    2.50          3.64*
Portfolio turnover rate       16.71       15.97       46.14       68.58   11.72         23.48
Average commission rate        7.00

 *Ratios annualized
**Returns are not annualized

(/1/) Expenses for the calculation are net of a reimbursement from Securities
      Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 1.48%, 1.37% and 1.25% for the years ended December 31, 1996, 1995 and 1994, respectively, and 1.80% (annualized) for the period ended December 31, 1991.

MONEY MARKET PORTFOLIO

The table that follows has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information, which is available upon request. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information.

                                                                                       March 1, 1991
                                                                                      (date operations
                                                                                         commenced)
                                                                                          through
                                  Year Ended December 31,                               December 31,
                             ---------------------------------------------------------------------
                              1996         1995        1994        1993    1992             1991
                             ---------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                   $ 1.00       $ 1.00      $ 1.00      $ 1.00  $ 1.00           $ 1.00
Investment income--Net         0.08         0.05        0.02        0.02    0.02             0.04
                             ---------------------------------------------------------------------
    TOTAL FROM INVESTMENT
     OPERATIONS                0.08         0.05        0.02        0.02    0.02             0.04
Less distributions
Distributions from invest-
 ment income--Net             (0.08)       (0.05)      (0.02)      (0.02)  (0.02)           (0.04)
                             ---------------------------------------------------------------------
    TOTAL DISTRIBUTIONS       (0.08)       (0.05)      (0.02)      (0.02)  (0.02)           (0.04)
Net Asset Value, end of pe-
 riod                        $ 1.00       $ 1.00      $ 1.00      $ 1.00  $ 1.00           $ 1.00
                             =====================================================================
    TOTAL RETURN--Variable
     Universal Life            3.62%        4.18%       3.31%       2.12%   2.17%            3.62%**
                             ====================================================================
         --Variable Annuity    2.84%        3.43%
                             ===================
RATIOS (in
 percentages)/SUPPLEMENTAL
 DATA
Net Assets, end of period
 (000's omitted)             $2,532       $2,398      $2,284      $2,194  $2,133           $2,153
Ratio of expenses to aver-
 age net assets                0.87 (/1/)   0.87(/1/)   0.91(/1/)   0.98    1.50(/1/)        1.50*(/1/)
Ratio of net investment
income to average net
assets                         4.51         5.03        3.32        2.11    2.20             4.29*

 *Ratios annualized
**Returns are not annualized

(/1/) Expenses for the calculation are net of a reimbursement from Securities
      Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 1.22%, 1.21%, 1.14% and 1.72% for the years ended December 31, 1996, 1995, 1994 and 1992, respectively, and 1.81% (annualized) for the period ended December 31, 1991.

Information relative to the performance of each Portfolio is included in the American National Investment Accounts, Inc. Annual Report to shareholders dated December 31, 1996. A copy of the Annual Report is available without charge upon written request to the Fund at the address indicated on the first page of this Prospectus.

PERFORMANCE

Performance information for each Portfolio may be compared in advertisements, sales literature, shareholder reports or other communications to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and to other investment products tracked by Lipper Analytical Services, Lehman Brothers or Morningstar. Performance is based on historical results and is not intended to indicate future performance.

Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration for each of the Portfolios.

Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance. They are not the same as actual year by year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield. Seven-day yield illustrates the income earned by an investment in a money market portfolio over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses and charges and expenses attributable to the American National Variable Universal Life and Variable Annuity Separate Accounts. Inclusion of the variable universal life and variable annuity separate account charges have the effect of reducing each Portfolio's performance quoted for the product. When reviewing performance, you should keep in mind the effect the inclusion or exclusion of the variable products charges have on performance quoted when comparing the performance of the Portfolios with other portfolios or funds.

Additional information regarding the calculation of performance can be found in the Fund's Statement of Additional Information.

GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS--AMERICAN NATIONAL INVESTMENT
ACCOUNTS

For the second consecutive year, the 1996 U.S. stock market showered equity investors with strong absolute and relative returns. Operating with a nearly ideal backdrop of slow, steady economic growth and continuing benign inflation, stocks simply continued to be what the textbooks say they should be and have always been, which is the best asset class in which to create real financial wealth over time. The American National Investment Account's Growth Portfolio returned 17.98% to those investors who owned the portfolio for the complete year of 96.

1996 was also a unique year. As the year began, scores of market pundits were quite sure the equity markets simply could not continue their path upward, and advised serious caution in the pursuit of investment return. However, history has shown over and again that efforts to guess the near term direction of the market are simply futile. Successful investors earn that title by dedicating themselves and their long term financial assets to nearly lifelong exposure to the equity markets. That is the only way to assure oneself of always capturing elusive bull markets. You simply have to already be in the game. Investment strategies designed to simply avoid bear markets can be expensive undertakings.

The financial markets spent most of 1996 seemingly playing a game that could have been entitled, "Find the Inflation." The markets spent 1996 holding their collective breath every time a substantial inflation indicator or meeting of the Federal Reserve Board approached its reporting date. As soon as the markets became convinced that inflation was going to become a concern, door number two was opened and inflation seemed to be nowhere in sight. As it turned out, inflation, as measured by the Consumer Price Index, advanced by 3.3% as food and energy prices moved up sharply.





            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN AMERICAN NATIONAL INVESTMENT ACCOUNTS GROWTH PORTFOLIO
                        AND STANDARD AND POORS 500

                       [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period           S&P               GROWTH
(Fiscal Year Covered)        500 INDEX         PORTFOLIO
---------------------        ---------------   ---------
Measurement Pt-03/01/1991    $10,000.00        $10,000.00
FYE 12/31/1991               $13,055.00        $11,659.00
FYE 12/31/1992               $14,056.00        $11,310.00
FYE 12/31/1993               $15,461.00        $12,113.00
FYE 12/31/1994               $15,663.00        $12,951.00
FYE 12/31/1995               $21,516.00        $16,642.00
FYE 12/31/1996               $26,422.00        $19,634.00

However, underlying price pressures eased last year for both the Producer and Consumer Price Indexes. In the past year, the core CPI rose by only 2.6%, down from 3% in 1995, matching the same level of 1994, which is the lowest since 1965. Regardless of the outcome, the level of uncertainty surrounding the inflation number caused interest rates to rise, which led to only a 3.5% total rate of return for the bellwether 30 year U.S. Treasury Bond.

In great contrast to the anemic returns offered by the bond markets in 1996, the stock market once again enjoyed a banner year. The technology sector, with a better than 40% gain in 1996, led the bull market, with the very large tech companies leading the way. Following technology were the finance and capital goods sectors, both producing returns of over 29%. Stocks held by the Growth Portfolio in the basic materials, consumer cyclical, healthcare and utility sectors outperformed their respective sectors in the overall market. Growth Portfolio positions held in capital goods, consumer staples, finance and technology were drags on performance, as the overall market sectors bettered our selections.

Peering into 1997, we see the economy growing in the 2.5% to 2.8% range. Although we see a slight decrease in capital spending in 1997, we believe consumers will spend about 2.5% more than they did in 1996, thanks to gains in employment, income and consumer confidence. In general, we still believe that a good worldwide environment for financial assets exists, despite their recent gains.

On balance, we are pleased that our shareholders have enjoyed strong absolute returns over the past three years. We are confident that our disciplined approach to equity investing --buying undervalued companies undergoing a positive change in fundamentals--can again outperform the market when valuations return to more realistic levels.



        QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN AMERICAN NATIONAL INVESTMENT ACCOUNTS GROWTH PORTFOLIO AND LIPPER ANALYTICAL
             AVERAGE GROWTH FUND (13 QUARTERS UNDER NEW MANAGEMENT)

                       [PERFORMANCE GRAPH APPEARS HERE]

                                               Lipper
                                               Analytical
                                               Average
Measurement Period           Growth            Growth
(Fiscal Year Covered)        Portfolio         Fund
---------------------        ---------------   ---------
Measurement Pt-09/30/1993    $10,000.00        $10,000.00
12/31/1993                   $10,710.00        $10,226.00
03/31/1994                   $10,512.00        $ 9,875.00
06/30/1994                   $10,611.00        $ 9,617.00
09/30/1994                   $11,404.00        $10,136.00
12/31/1994                   $11,450.00        $10,001.00
03/31/1995                   $12,303.00        $10,739.00
06/30/1995                   $13,043.00        $11,741.00
09/30/1995                   $13,888.00        $12,748.00
12/31/1995                   $14,581.00        $13,049.00
03/31/1996                   $15,270.00        $13,750.00
06/30/1996                   $15,729.00        $14,360.00
09/30/1996                   $16,303.00        $14,777.00
12/31/1996                   $17,203.00        $15,533.00

MANAGED PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS--AMERICAN NATIONAL INVESTMENT
ACCOUNTS

Sown in the fertile soil of benign inflation and low interest rates, the stock market in 1996 once again boldly affirmed its dominance. Thus, the experience of most stock mutual fund investors was quite positive as well. Investors in the American National Investment Account's Managed Portfolio reaped a bountiful harvest as well, as the portfolio returned 17.69% over 1996.

While 1996 may have been the year of the Ox in China, 1996 could very well have been dubbed the year of the large capitalization growth stock in America. 1996's market action was dominated by large, brand name companies that trade at very high price to earnings ratios. In fact, rarely have the 100 largest of the Standard & Poors 500 stocks so far outpaced the smallest stocks in the same index. Additionally, the Russell 2000, a popular measure of the stock price performance of smaller companies, only returned about 60% of what large stocks gained over 1996.

Obviously, a hallmark of the Managed Portfolio is that its assets are managed in a very conservative way. The companies we purchase, typically, are well established companies that pay an above market dividend. More specifically, the goal is to purchase companies at historically reasonable valuation levels after they have demonstrated evidence of a positive change in fundamentals. In other words, we hope to identify improving companies before the market does, so that valuations are favorable.

Recent "momentum" strategies of investing, in which stocks are purchased on the assumption of tremendous earnings growth rates, and dumped at the hint of disappointment, have attracted vast sums of money, and have fueled a growth stock environment which is in contrast to our value



          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
          AMERICAN NATIONAL INVESTMENT ACCOUNTS MANAGED PORTFOLIO
                        AND STANDARD AND POORS 500

                     [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period           S&P               MANAGED
(Fiscal Year Covered)        500 INDEX         PORTFOLIO
---------------------        ---------------   ---------
Measurement Pt-03/01/1991    $10,000.00        $10,000.00
FYE 12/31/1991               $13,055.00        $11,526.00
FYE 12/31/1992               $14,056.00        $11,174.00
FYE 12/31/1993               $15,461.00        $12,400.00
FYE 12/31/1994               $15,663.00        $12,568.00
FYE 12/31/1995               $21,516.00        $15,985.00
FYE 12/31/1996               $26,422.00        $18,812.00

based investment disciplines. In our view, paying nearly any price for earnings growth is akin to climbing a ladder that is burning beneath you. For a while you are going to go higher, but the higher you get, the more the foundation beneath you is weakening. And the higher you climb, the greater the potential for severe damage when you do fall. Like climbing a burning ladder, holding large quantities of richly valued growth stocks can be disastrous when the stocks begin falling short of earnings expectations. The defensive nature of the Managed Portfolio does not permit this kind of speculation.

Where did the Portfolio make money during 1996? Our decision to carry an above market weighting in the finance sector proved to be a good one, as the finance sector was an astounding performer in the overall market last year, with better than a 35% return. The Portfolio's holdings in the basic materials sector, including such companies as chemical, paper and metal producers, were also a bright spot. Disappointing was the Portfolio's underweighting of the capital goods and healthcare sectors, both strong performers in 1996. Also, because many companies in the technology sector--which led the market--pay little or no dividends, they simply do not lend themselves to the Managed Portfolio's investment criteria.

Yearly economic outlooks are beginning to seem somewhat predictable, sort of like a trusted annual bulb that reveals itself every spring. We are continuing our view of a slow, steadily growing economy, in the 2.5% to 2.8% range, with inflation remaining relatively dormant. This does, by and large, represent the consensus view of the industry. This scenario, it can be argued, combined with healthy corporate profits, is the rich, black soil in which bull markets thrive.

Thank you for your continued confidence in the American National Investment Account's Managed Portfolio. We will do our best to reward your trust.



      QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN AMERICAN NATIONAL INVESTMENT ACCOUNTS MANAGED PORTFOLIO AND LIPPER ANALYTICAL
        AVERAGE EQUITY INCOME FUND (13 QUARTERS UNDER NEW MANAGEMENT)

                       [PERFORMANCE GRAPH APPEARS HERE]

                                               LIPPER
                                               ANALYTICAL
                                               AVERAGE
                                               EQUITY
Measurement Period           MANAGED           INCOME
(Fiscal Year Covered)        PORTFOLIO         FUND
---------------------        ---------------   ----------
Measurement Pt-09/30/1993    $10,000.00        $10,000.00
12/31/1993                   $10,404.00        $10,126.00
03/31/1994                   $10,216.00        $ 9,752.00
06/30/1994                   $10,029.00        $ 9,764.00
09/30/1994                   $10,591.00        $10,145.00
12/31/1994                   $10,544.00        $ 9,885.00
03/31/1995                   $11,476.00        $10,616.00
06/30/1995                   $12,299.00        $11,317.00
09/30/1995                   $13,013.00        $12,137.00
12/31/1995                   $13,426.00        $12,827.00
03/31/1996                   $14,092.00        $13,408.00
06/30/1996                   $14,646.00        $13,787.00
09/30/1996                   $14,979.00        $14,154.00
12/31/1996                   $15,801.00        $15,209.00

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS--AMERICAN NATIONAL INVESTMENT
ACCOUNTS

The across-the-board run-up enjoyed by the financial markets in 1995 was not to be repeated in 1996, but the fruits borne by the markets were, at least in part, still sweet. Stocks enjoyed strong returns for the second consecutive year in 1996, but bonds, due to increasing interest rates, offered anemic returns at best. Within this environment, the American National Investment Account's Balanced Portfolio produced a total return of 12.23% for the year.

Balanced Portfolios always carry ample supplies of stocks, bonds and cash. They can be thought of as the ultimate contingency plan investment, since parts of the portfolio may react differently to the same economic environment. This was the case in 1996. Early-year fears of robust economic growth leading to inflation, immediately shook the bond market. Stocks, however, continued to move higher. Diversification across the asset classes, a constant for the Balanced Portfolio, buoyed it on the positive side of total return.

In reviewing equity market action, the finance and technology sectors were the clear leaders in 1996. These sectors benefited from continuing strong corporate earnings, ongoing strong sector fundamentals, and strong institutional following. Other top performing sectors included capital goods and healthcare. Also key in 1996's stock market was size. It seemed that bigger was indeed better last year, as the large capitalization stock indexes well outperformed their smaller counterparts.

The Balanced Portfolio greatly benefited from its above market weighting in the strong healthcare sector. The stocks of basic materials companies and the economically sensitive consumer cyclicals area were also key to the fund's performance. The areas that proved costly were our underweighting



           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
          AMERICAN NATIONAL INVESTMENT ACCOUNTS BALANCED PORTFOLIO,
                           STANDARD AND POORS 500
                   AND LEHMAN INTERMEDIATE GOVT/CORP.INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                        LEHMAN
                                                        INTERMEDIATE
Measurement Period           S&P 500       BALANCED     GOVT/CORP.
(Fiscal Year Covered)        INDEX         PORTFOLIO    INDEX
---------------------        ----------    ---------    ------------
Measurement Pt-03/01/1991    $10,000.00    $10,000.00   $10,000.00
FYE 12/31/1991               $13,055.00    $11,829.00   $11,462.00
FYE 12/31/1992               $14,056.00    $11,620.00   $12,284.00
FYE 12/31/1993               $15,461.00    $12,152.00   $13,365.00
FYE 12/31/1994               $15,663.00    $12,171.00   $13,107.00
FYE 12/31/1995               $21,516.00    $14,945.00   $15,116.00
FYE 12/31/1996               $26,422.00    $16,773.00   $15,720.00

of the finance sector, and our below market performance from the technology, capital goods and consumer staples sector.

Within the bond portion, while we generally are happy to own bonds in the five to ten year maturity range, we took advantage of price opportunities and lengthened maturities as long term interest rates moved above the 7%. Our feeling that interest rates were more likely to go down than up proved to be on track, and the Portfolio benefited from the move. In fact, the bond portion of the Portfolio outperformed broad market indices. We are comfortable that the fixed income portion of the Portfolio is well positioned in this slow growth, low inflation environment that we foresee continuing.

Our 1997 outlook is quite simply put more of the same. We foresee moderate growth and benign inflation, which is generally good for financial assets. This worldwide phenomenon of generally lower inflation and reasonable worldwide growth rates demonstrates the truly global village in which we live. It's a world of expanding markets, opportunity and economic possibility. We invest with an underlying theme of tapping into this secular worldwide growth phenomenon.

On balance we are pleased that the Portfolio has demonstrated strong absolute returns over the past three years. As we go about our business each day of managing shareholder assets, we operate under a set of tried and true investment disciplines that are designed to outperform the market over time. We will continually seek to buy undervalued companies undergoing a positive change in fundamentals. Over complete market cycles, we are convinced that our disciplines can reward investors quite handsomely.

We appreciate the confidence you have placed in us with your investment in the American National Investment Account's Balanced Portfolio.



       QUARTERLY COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN AMERICAN NATIONAL INVESTMENT ACCOUNTS BALANCED PORTFOLIO AND LIPPER ANALYTICAL
           AVERAGE BALANCED FUND (13 QUARTERS UNDER NEW MANAGEMENT)

                       [PERFORMANCE GRAPH APPEARS HERE]

                             LIPPER
                             ANALYTICAL
                             AVERAGE
Measurement Period           BALANCED          BALANCED
(Fiscal Year Covered)        FUND              PORTFOLIO
---------------------        ---------------   ---------
Measurement Pt-09/30/1993    $10,000.00        $10,000.00
12/31/1993                   $10,119.00        $10,266.00
03/31/1994                   $ 9,791.00        $ 9,879.00
06/30/1994                   $ 9,679.00        $ 9,975.00
09/30/1994                   $ 9,972.00        $10,363.00
12/31/1994                   $ 9,862.00        $10,282.00
03/31/1995                   $10,463.00        $10,772.00
06/30/1995                   $11,206.00        $11,464.00
09/30/1995                   $11,825.00        $11,949.00
12/31/1995                   $12,325.00        $12,387.00
03/31/1996                   $12,642.00        $12,807.00
06/30/1996                   $12,944.00        $13,122.00
09/30/1996                   $13,296.00        $13,332.00
12/31/1996                   $14,006.00        $13,902.00

INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio of the Fund has a different fundamental investment objective which it pursues through the separate investment policies and techniques described below. These policies and techniques are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders. The Fund has adopted certain investment restrictions as fundamental policies for each Portfolio of the Fund, which may not be changed without shareholder approval. See the Fund's Statement of Additional Information for a description of the investment restrictions adopted as fundamental policies and shareholder voting requirements. Since each Portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. The Fund may in the future establish other portfolios with different investment objectives.

The investments of the various Portfolios are indirectly subject to certain additional restrictions under the laws of the State of Maryland. In the event of future amendments to the applicable Maryland statutes, each Portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified.

Investment limitations may also arise under the insurance laws and regulations of Texas, which is American National's domicile, and other states. Although compliance with the requirements of Texas law will ordinarily result in compliance with any applicable laws of other states, under some circumstances, the laws of other states could impose additional restrictions on the Portfolios.

Because of the market risks inherent in any investment, attainment of each Portfolio's investment objective cannot be assured. In addition, effective management of each Portfolio is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each Portfolio's shares will vary and the redemption value of shares owned may be either higher or lower than the shareholders' cost.

The following paragraphs describe the investment objectives and policies and techniques of each Portfolio.

GROWTH PORTFOLIO
Investment Objectives. The Growth Portfolio's primary investment objective is to achieve capital appreciation, normally through the purchase of common stocks (although the Growth Portfolio's investments are not restricted to any one type of security). Capital appreciation may also be sought in other types of securities, including bonds and preferred stocks.

Investor Suitability Profile. This portfolio is designed for investors who want to build capital over the long term. It is particularly suited to investors of modest means who need to be able to invest small amounts of money over a period of time in order to achieve their financial goals.

Investment Policies and Techniques. The Growth Portfolio will normally invest in common stocks, securities convertible into common stocks, or securities with warrants attached. The Growth Portfolio may also invest in debt securities, preferred stock, or money market securities, if, in the investment adviser's judgment, market or economic conditions justify such action. Generally, the Growth Portfolio's equity investments will be in established companies, thereby reducing the financial risks. However, since the securities of all companies fluctuate, the Growth Portfolio will experience more short-term market risks than the other Portfolios. The net asset value of the Growth Portfolio may experience greater short-term variations than the other Portfolios.

The Growth Portfolio may invest in the securities of foreign corporations listed on a U.S. securities exchange. The Growth Portfolio will not invest more than 5% of its total assets in securities of foreign corporations. Such securities may present greater risks than those of domestic securities, including the risks of limited information, expropriation of assets and foreign withholding taxes. See the Statement of Additional Information for further discussion about foreign securities.

The Growth Portfolio normally will not seek to realize profits by anticipating short-term market movements but intends to purchase securities for long-term capital appreciation.

MANAGED PORTFOLIO
Investment Objective. The investment objective of the Managed Portfolio is to achieve growth of capital and/or current income by investing in a diversified portfolio consisting of, at the Fund's investment adviser's discretion, money market instruments, debt securities, common stock or a combination thereof. It is anticipated that over longer periods, a larger portion of the Managed Portfolio's portfolio will consist of equity securities.

Investor Suitability Profile. This portfolio is designed for investors primarily interested in participating in the potential opportunities of a rising equity market, but whose risk comfort level is moderate to aggressive. This portfolio is suited for investors with long-term investment goals who wish to pursue those goals through lump-sum investments.

Investment Policies and Techniques. SM&R, as investment adviser and manager, has the flexibility to select among different types of investments for capital growth and income and alter the composition of the Managed Portfolio as economic and market trends change.

SM&R considers both the opportunity for gain and the risk of loss in making investments. While SM&R anticipates that over the long-term, the Managed Portfolio will consist primarily of equity investments, in the form of common and preferred stocks, the Managed Portfolio may also invest in long-term bonds and other debt securities such as convertible securities and short-term investments, including short-term U.S. Government securities, bank or savings and loan association interest-bearing accounts, certificates of deposit, commercial paper, bankers' acceptances, repurchase agreements (subject to certain limitations) and other money market instruments. The Managed Portfolio may also occasionally acquire warrants or rights to purchase stocks that are attached to equity or debt securities in which it invests. Such warrants or rights would not typically have voting rights or entitle the Managed Portfolio to receive income.

Flexibility to choose among these various kinds of investments is a principal feature of SM&R's managed investment approach used in connection with the Managed Portfolio. SM&R shifts its emphasis among different types of investments, as well as among various industry sections, as financial trends and economic conditions change. For example, one strategy will be to increase investments in equity securities when SM&R anticipates a generally rising stock market. A corresponding strategy will be to reduce investments in equity securities when SM&R foresees a declining stock market or when it believes that the total return from debt or convertible securities and short-term investments can be expected to exceed returns from equity investments.

In selecting equity investments, SM&R will invest in the equity securities of corporations having a market capitalization of at least $100 million, an operating history of at least three (3) years and a listing on the New York Stock Exchange, American Stock Exchange or Over-The-Counter markets. When purchasing debt securities, SM&R will seek debt securities with longer maturities during periods of anticipated lower interest rates and shorter-term debt securities when interest rates are expected to rise. SM&R selects long-term debt securities from high quality bonds (rated A or higher, as rated by Standard & Poor's Corporation or Moody's Investors Service, Inc.) to achieve income and capital gains with limited risk. SM&R may also invest the Managed Portfolio's assets in high quality, short-term debt securities (such as commercial paper rated in the top two rankings of nationally recognized statistical rating organizations ("NRSROs"). However, the Managed Portfolio may invest up to 10% of the value of its total assets (measured at the time of investment) in lower-rated or unrated debt securities. Such lower-rated or unrated debt securities may provide greater potential for capital appreciation and/or income, but are also generally more speculative and have substantially higher investment risks. Because at least 90% of the Managed Portfolio's investments must be in higher quality securities as discussed above, the Managed Portfolio's opportunities for income and gain may be more limited, as will the investment risk. See the Statement of Additional Information for a discussion of the ratings used in this paragraph.

In selecting among various short-term investments, the Managed Portfolio will also follow certain general guidelines. For example, the Managed Portfolio will generally open interest-bearing accounts only with or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are Federally insured and whose capital is at least $50 million. The Managed Portfolio will generally purchase commercial paper only of companies of medium to large capitalizations (that is, $200 million or more) and will enter into repurchase agreements only with well-established registered broker-dealers or with domestic banks or other financial institutions insured by the FDIC and having total assets in excess of $10 billion and only on a fully collateralized basis.

BALANCED PORTFOLIO
Investment Objectives. The Balanced Portfolio's investment objectives are to provide conservation of principal, reasonable current income and long-term capital appreciation by investing in a balanced portfolio of fixed-income securities such as bonds, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks. Although the Balanced Portfolio seeks to reduce both the financial and market risks associated with any one investment medium, performance will depend upon the additional factors of timing and mix and the ability to judge and respond to changing market conditions.

Investor Suitability Profile. This portfolio is designed for risk-conscious investors where conservation of principal is an important consideration, but participation in the potential opportunities of equity investments is desired. This portfolio is for investors with a conservative to moderate risk comfort level, yet with an intermediate to long-range investment time horizon.

Investment Policies and Techniques. The Balanced Portfolio may invest in the following market sectors:

  (1) Money market instruments and other debt obligations that are permissible investments for the Money Market Portfolio. (See Money Market Portfolio-Investment Policies and Techniques below.) Investments in commercial paper are limited to issues rated in the top two rankings of the recognized NRSROs. (Also, see the Statement of Additional Information for a discussion of commercial paper ratings and a discussion of U.S. Government obligations).

  (2) Corporate Bonds and notes that are of the same quality as permitted investments for the Money Market Portfolio. (See the Statement of Additional Information for a discussion of corporate bond ratings.)

  (3) Common stock and other equity-type securities that are permissible investments for the Growth Portfolio.

The Balanced Portfolio will adjust the mix of investments among the three market sectors to take advantage of perceived variations in return potential produced by changing economic and financial market conditions. The adjustments will normally be made in a gradual manner over a period of time. As a balanced portfolio, the Balanced Portfolio has adopted an investment policy that it will not purchase a security if as a result of such purchase less than 25% of its total assets would be in fixed income senior securities (including short and long-term debt securities, preferred stocks and convertible debt securities). SM&R expects that the Balanced Portfolio will have some exposure to all market sectors at most times.

MONEY MARKET PORTFOLIO
Investment Objectives. The Money Market Portfolio's investment objective is the highest current income consistent with the preservation of capital and maintenance of liquidity. Investments in Money Market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Portfolio's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Portfolio may be expected to be less than for any other Portfolio.

To ensure compliance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Money Market Portfolio will limit its investments to those securities which the Board determines present minimal credit risk and which are of "high quality" as determined by nationally recognized rating agencies, or if unrated, of comparable quality, as determined by the Board of Directors upon the recommendations of the Portfolio's investment adviser.

Investor Suitability Profile. This portfolio is designed for investors who are extremely risk-averse. First-time investors looking to move cautiously into the investment arena will find this a "comfortable" solution. This portfolio is appropriate when the need is safety or when liquidity is a consideration. It can also be used for temporarily "parking" funds during periods when there is a desire to not be invested in the equity market.

Investment Policies and Techniques. The Money Market Portfolio may invest in the following types of high quality debt obligations:

  (1) U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the United States Government or by its agencies. Federal agency securities are debt obligations issued by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, Government National Mortgage Association, The Tennessee Valley Authority, The Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and The Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and, others only by the credit of the issuer. Obligations of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; obligations of the other agencies, authorities, and instrumentalities shown above are supported only by the credit of the issuer;

  (2) Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Portfolio will invest only in certificates of deposit of U.S. banks, provided that each bank has total assets in excess of $1 billion at the time of investment;

  (3) Banker's Acceptances. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank;

  (4) Commercial paper which at the date of the investment is considered a First Tier Security (a security rated by at least two "NRSROs" in the highest rating category) or no more than 5% of fund assets in Second Tier Securities (securities that have received a rating in one of the two highest categories by any two NRSROs) or, if unrated, the security is of comparable quality to securities deemed Eligible Securities pursuant to Rule 2a-7 under the 1940 Act. (See "Investment Policies of Each Portfolio-- Types of Securities and Ratings" in the Statement of Additional Information for a more detailed explanation of the investment categories.)

  (5) Bonds and Notes. The Money Market Portfolio may invest in corporate bonds or notes with a remaining maturity of one year or less. These bonds or notes must be rated within the two highest grades as determined by Moody's Investor Service, Inc. (Aaa, Aa) or Standard & Poor's Corporation (AAA, AA). See the Statement of Additional Information for a discussion of these ratings.

The Fund's directors have agreed to maintain a dollar-weighted average portfolio maturity of 90 days or less.

ADDITIONAL INVESTMENT POLICIES AND TECHNIQUES.
Unless otherwise specified, each Portfolio is permitted to make use of the following investment policies and techniques:

Loans of Securities. All of the Portfolios, except the Money Market Portfolio, may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the Portfolio will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

No Portfolio will lend securities to broker-dealers affiliated with SM&R. This will not affect a Portfolio's ability to maximize its securities lending opportunities. For a more complete discussion of the Fund's investment policies applicable to each Portfolio, see INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS in the Statement of Additional Information.

Repurchase Agreements. Each Portfolio may occasionally enter into repurchase agreements. Under a repurchase agreement, a series will acquire and hold an obligation (government security, certificate of deposit, or banker's acceptance) for not more than seven days, subject to the agreement by the seller (a Federal Reserve System member bank or a registered securities dealer) to repurchase the obligation at an agreed upon repurchase price and date, thereby determining the yield during the Series' holding period. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. Refer to the Statement of Additional Information for a further explanation.

Covered Call Options. All of the Portfolios, except the Money Market Portfolio, may write and sell covered call options which are traded on a national securities exchange. A call option provides the right to buy shares of an underlying security at a stated exercise price upon notice prior to the stated option expiration date. A call option is covered when the option issuer owns the underlying securities at the time the option is written and until the option expiration date. A Portfolio may also purchase equivalent options on an exchange (closing purchase transaction) in order to terminate its obligations under the call option. Writing only call options that are traded on an exchange increases the likelihood that a Portfolio will be able to make closing purchase transactions at any particular time at an acceptable price.

The writer of a call option receives a premium for its obligation to sell the underlying security at a stated price, but forgoes the opportunity to profit from increases in the market price of the underlying security. A Portfolio will write or purchase call options when it believes that it can realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities.

PORTFOLIO TURNOVER
It is anticipated that the annual turnover rates for all of the Portfolios, except the Money Market Portfolio, will vary, but they are not expected to exceed 80%. Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the portfolio turnover rate for Money Market Portfolio reporting purposes will be zero. Each Portfolio's historical portfolio turnover rates are included in the Financial Highlights tables herein. A higher rate of portfolio turnover may result in higher costs including brokerage commissions. Additionally, a higher Portfolio turnover may, in some cases, have adverse tax effects on the Fund or its shareholders.

THE FUND AND ITS MANAGEMENT

A Board of seven directors has overall responsibility for overseeing the affairs of the Fund in a manner reasonably believed to be in the best interest of the Fund. The Board has delegated to SM&R, the adviser, the management of the Fund's business and affairs. In addition, SM&R invests the Fund's assets, provides administrative services and serves as transfer agent, dividend paying agent and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation, a private foundation, owns approximately 23.7% of American National's common stock and the Libbie Shearn Moody Trust, a private trust, owns approximately 37.6% of such shares. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R is also investment adviser to four other registered investment companies, the American National Growth Fund, Inc., American National Income Fund, Inc., and the Triflex Fund, Inc. (collectively, the "American National Funds Group") and the SM&R Capital Funds, Inc. SM&R also serves as investment adviser to the American National Investment Accounts, Inc., an investment company used to fund benefits under contracts issued by American National and for The Moody National Bank of Galveston (the "Bank"), a national bank. SM&R may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

The following persons are officers of both SM&R and the Fund: Michael W. McCroskey, Gordon D. Dixon, Vera M. Young, Emerson V. Unger, Teresa E. Axelson and Brenda T. Koelemay.

PORTFOLIO MANAGEMENT
SM&R uses a disciplined, team approach in providing investment advisory services to the Fund. While the following individuals are primarily responsible for the day-to-day portfolio management of their respective Portfolio, all accounts are reviewed on a regular basis by SM&R's investment committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON IS DIRECTOR, SENIOR VICE PRESIDENT, AND CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., AND VICE PRESIDENT, PORTFOLIO MANAGER OF THE FUND. Mr. Dixon joined SM&R in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A. in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.


WILLIAM R. BERGER, C.F.A. IS VICE PRESIDENT AND A PORTFOLIO MANAGER OF THE FUND. Mr. Berger joined SM&R in 1993. He graduated from Miami University, Oxford, Ohio in 1985 with a B.S. with Honors in Accounting and Finance and from The Wharton School, University of Pennsylvania in 1988 with an M.B.A. in Finance and Investment Management. Mr. Berger began his investment career in 1989 with Trinity Investment Management Corporation as an equity and balanced portfolio manager for various discretionary accounts worth more than $80 million for corporate, endowment, religious and public funds. Prior to joining Trinity Investment Management Corporation Mr. Berger was a Senior Auditor for Coopers & Lybrand. Mr. Berger is a Chartered Financial Analyst and a certified public accountant.

VERA M. YOUNG IS VICE PRESIDENT AND A PORTFOLIO MANAGER OF THE FUND. Ms. Young earned her Business degree from Galveston College. She has been in the securities industry since 1964 managing fixed income investments for the American National Insurance Company. She has been a portfolio manager with SM&R since 1987.

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES

ADVISORY AGREEMENT. SM&R receives an investment advisory fee at an annual rate of one-half of one percent of the average daily net asset value of the Fund (i.e., the aggregate of the average daily net assets of all of the Portfolios) computed each month.

ADMINISTRATIVE SERVICE AGREEMENT. SM&R receives a management and administrative service fee at an annual rate of one-quarter of one percent of the average daily asset value of the Fund computed each month. SM&R has agreed in its Administrative Service Agreement with the Fund to pay (or to reimburse the Fund for) the Fund's expenses of any kind, exclusive of interest, taxes, commissions, and other expenses incidental to Portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the management fee, in excess of 1.50% per year of the Fund's average daily net assets.

FEE WAIVERS. In order to improve the yield and total return of a Portfolio of the Fund, SM&R may, from time-to-time, voluntarily waive or reduce all or any portion of its advisory fee and/or assume certain or all expenses of such Portfolio. SM&R has agreed to continue its undertaking to reimburse the Growth Portfolio and the Money Market Portfolio for expenses in excess of 0.87%; the Balanced Portfolio for expenses in excess of 0.90% and the Managed Portfolio for expenses in excess of 0.93%, of each Portfolio's average daily net assets. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. Such reimbursement obligation is more restrictive than required by California, the only State having an expense reimbursement provision applicable to the Fund. Such reimbursements, when required, will be made monthly.

For the year ended December 31, 1996, the net compensation paid by each Portfolio to SM&R, expressed as a percentage of average net assets, were as follows: Growth Portfolio--.12%; Managed Portfolio--.29%; Balanced Portfolio-- (.08)%; and Money Market Portfolio--.15%.

For information about the expenses of the Fund, see the Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

Shares in the Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the Portfolio, only to the Accounts to fund benefits payable under the Contracts described in the attached prospectuses. The Fund may at some later date also offer its shares to other separate accounts of American National, American National's subsidiaries or similar institutions. Although the Fund does not levy a sales charge upon the purchase of the Fund's shares, a sales or redemption charge may be levied by the Separate Accounts to which the Fund offers its shares.

Shares of the Fund are sold to both variable annuity and variable life separate accounts. The offering of Fund shares to both types of accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Fund simultaneously. Although neither the Fund nor the life insurance company offering the variable contracts currently foresees any material conflicts between the variable annuity or variable life contract owners arising out of the mixed funding, the Board of Directors of the Fund will monitor events in order to identify any such conflicts and to determine what action, if any, should be taken in response thereto.

The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange (the "Exchange") is restricted as determined by the Commission or when the Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of each Portfolio.

DETERMINATION OF NET ASSET VALUE

The offering price for shares of each Portfolio is determined once each day that such Portfolio's net asset value is determined. Net asset value per share is determined by dividing the market value of the securities owned by the Portfolio, plus any cash or other assets (including dividends accrued but not collected, less all liabilities and surplus), by the number of shares of the Portfolio outstanding. Net asset value is currently determined as of 3:00 p.m., Central Time, on each business day and on any other day in which there is a sufficient degree of trading in such Portfolio investment securities that the current net asset value of such Portfolio's shares might be materially effected by changes in the value of its portfolio of investment securities. Each Portfolio of the Fund reserves the right, without notice, to compute such Portfolio's net asset value at a different time, to compute such value more often than once daily, or to make the offering price effective at a different time.

SM&R's business holidays are Good Friday, Memorial Day, Labor Day, Thanksgiving Day and the Friday following Thanksgiving Day and New Year's Day. For calendar year 1997, SM&R's Christmas holidays will be observed on December 24, 25 and 26.

The Money Market Portfolio values all of its securities using the amortized cost method, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. (For a further discussion of the amortized cost method, see the Statement of Additional Information.) The other Portfolios use the amortized cost method only for valuing debt securities having maturities of 60 days or less. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by a pricing service or brokers.

Securities listed on a stock exchange are valued at the closing sale price or, if there were no sales during the day, at the last previous sale or bid price reported. Securities traded only in the over-the-counter market are valued at the closing bid price. Securities for which there are no readily available market quotations and all other assets are valued in such manner as the Board of Directors in good faith determines is appropriate to reflect their fair value.

Further description of asset valuation methods is included in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 ("Code"). To avoid adverse tax consequences each Portfolio intends to distribute all of its net investment income and any net realized capital gains to its shareholders in a timely manner. Thus, it is not expected that the Fund will be required to pay federal income tax.

Income dividends will be distributed annually in the case of the Growth, Balanced and Managed Portfolios and on the last business day of each month in the case of the Money Market Portfolio. Any net capital gains of each Portfolio realized during the fiscal year will be declared and distributed periodically, no less frequently than annually.

All income dividends and capital gains distributions shall be reinvested automatically in additional Portfolio shares at the net asset value on the distribution date. Shareholders may be proportionately liable for taxes on income and gains of the Fund however, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. Further, the Fund, to the extent required by Federal law, will inform shareholders of the amount and nature of such income or gains.

Among the conditions for qualification and avoidance of taxation of the Fund, Subchapter M imposes investment limitations, distribution requirements and requirements relating to the diversification of investments. The Subchapter M diversification requirements are in addition to diversification requirements under Section 817(h) of the Code and the 1940 Act.

GENERAL INFORMATION

AUTHORIZED STOCK
The authorized Capital Stock of the Fund consists of One Hundred Million (100,000,000) shares, par value $.01 per share. The shares of Capital Stock are divided into four portfolios: Growth Portfolio Capital Stock (15,000,000 shares); Money Market Portfolio Capital Stock (50,000,000 shares); Balanced Portfolio Capital Stock (15,000,000 shares); and Managed Portfolio Capital Stock (20,000,000 shares). The shares of each Portfolio, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable.

Each share of stock will have a pro-rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under PURCHASE AND REDEMPTION OF SHARES herein.

VOTING RIGHTS
The voting rights of Contract owners, and limitations on those rights, are explained in the accompanying prospectuses for the Contracts. American National, as the owner of the assets in the Separate Accounts, is entitled to vote all of the shares of the Fund, but it will generally do so in accordance with the instructions of Contract owners. American National has agreed to vote shares of the Fund held in the Separate Accounts for which no timely voting instructions from Contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. A meeting may be called by the Board of Directors in their discretion or by Contract owners holding at least ten (10%) percent of the outstanding shares of any Portfolio. Contract owners will receive assistance in communicating with other Contract owners in connection with the election or removal of directors similar to the provisions contained in Section 16(c) of the 1940 Act. Under certain circumstances, however, American National may disregard voting instructions received from Contract owners. For additional information describing how American National will vote the shares of the Fund, see VOTING RIGHTS in the accompanying prospectuses for the Contracts.

PERIODIC REPORTS
American National, on behalf of the Fund, will send each Contract owner, at least annually, reports showing as of a specified date the number of shares in each Portfolio credited to the Contract owner. The Fund will also send Contract owners semi-annual reports showing the financial conditions of the Portfolios and the investments held in each.

PORTFOLIO BROKERAGE AND RELATED PRACTICES
SM&R is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Portfolio. The Money Market Portfolio, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the Over-The-Counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

The Fund may not engage in any transactions in which SM&R or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
SM&R is the custodian of the cash and securities of the Fund pursuant to a Custodian Agreement dated August 1, 1995. The Custodian holds and administers the Fund's cash and securities as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type, and amount of transactions conducted by the Custodian. SM&R is the transfer agent and dividend-disbursing agent for the Fund. SM&R's principal business address is One Moody Plaza, Galveston, Texas 77550.

ADDITIONAL INFORMATION
This Prospectus and the Statement of Additional Information referred to on the cover page do not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

For further information, shareholders may also contact the Fund's office, the address and phone number of which are set forth on the cover of this Prospectus.

DIRECTORS
Ernest S. Barratt, Ph.D.
Robert A. Fruend
Michael W. McCroskey
Brent E. Masel, M.D.
Lea McLeod Matthews
Louis E. Pauls, Jr.

INVESTMENT ADVISOR AND MANAGER
Securities Management and Research, Inc.
One Moody Plaza
Galveston, Texas 77550
UNDERWRITER AND REDEMPTION AGENT
Securities Management and Research, Inc.
One Moody Plaza
Galveston, TX 77550
CUSTODIAN
Securities Management and Research, Inc.
One Moody Plaza
Galveston, Texas 77550
LEGAL COUNSEL
Greer, Herz & Adams, L.L.P.
One Moody Plaza
Galveston, Texas 77550
INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
700 Louisiana
Houston, Texas 77002
TRANSFER AGENT, REGISTRAR AND
DIVIDEND PAYING AGENT
Securities Management and Research, Inc.
One Moody Plaza
Galveston, Texas 77550

Form 9427, Rev. 5/97

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated:  April 30, 1997


                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                                One Moody Plaza
                            Galveston, Texas 77550
                                1-409-763-2767
                           Toll Free 1-800-526-8346



This Statement of Additional Information is NOT a prospectus and should be read in conjunction with the Fund's Prospectus dated April 30, 1997 ("Prospectus"), which is available without charge upon written request to American National Investment Accounts, Inc., One Moody Plaza, Galveston, Texas 77550, or by phoning 409-763-2767 or (Toll Free) 800-526-8346.

American National Investment Accounts, Inc. (the "Fund") is a diversified, open-end, series, management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its four separate portfolios, each of which is, for investment purposes, in effect a separate fund. A separate class of capital stock is issued for each portfolio.

Shares of the Fund are currently sold only to separate accounts (the "Separate Accounts") of American National Insurance Company ("American National") to fund benefits under variable universal life insurance policies and variable annuity contracts (all of such insurance policies and variable annuity contracts are referred to as the "Contract" or "Contracts") issued by American National. The Separate Accounts invest in shares of the Fund through subaccounts that correspond to the portfolios. The Separate Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.



                               TABLE OF CONTENTS
                                                                    Page
                                                                 ----------

GENERAL HISTORY OF THE FUND....................................         37
INVESTMENT OBJECTIVES OF EACH PORTFOLIO........................         37
INVESTMENT POLICIES OF EACH PORTFOLIO -
 TYPES OF SECURITIES AND RATINGS...............................         37
INVESTMENT RESTRICTIONS........................................         40
MANAGEMENT OF THE FUND.........................................         41
POLICY REGARDING PERSONAL INVESTING............................         44
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............         45
INVESTMENT ADVISORY AND OTHER SERVICES.........................         45
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION................         47

CAPITAL STOCK..................................................         48
SALE, REDEMPTION AND PRICING OF SHARES.........................         49
TAXES..........................................................         50
CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO..         51
OTHER INFORMATION CONCERNING THE FUND..........................         52
FINANCIAL STATEMENTS OF THE FUND...............................         53

GENERAL HISTORY OF THE FUND

The Fund was incorporated under the laws of the State of Maryland on March 14, 1988 as the American National Investment Accounts, Inc. The Fund had no business history prior to such incorporation.

INVESTMENT OBJECTIVES OF EACH PORTFOLIO



The investment objective of each of the Fund's four Portfolios can be found in the INVESTMENT OBJECTIVES AND POLICIES SECTION IN THE PROSPECTUS.

From time to time, the assets of the Portfolios, except the Money Market Portfolio, may be invested in debt securities that are offered together with warrants for the purchase of common stock of the issuer. Warrants are options to buy a fixed number of shares of stock at a predetermined price during a specified period. These may be purchased for a Portfolio, but only when the debt security meets the Fund's investment criteria, and the value of the warrants is relatively very small. If the warrant becomes valuable, it will ordinarily be sold rather than exercised. The risk associated with the purchase of a warrant is that the purchase price will be lost because the market price of the stock does not reach a level that justifies the exercise or sale of the warrant before it expires.

INVESTMENT POLICIES OF EACH PORTFOLIO - TYPES OF SECURITIES AND RATINGS

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Agency Securities. Federal agency securities are debt obligations issued by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, Government National

Mortgage Association, The Tennessee Valley Authority, The Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and The Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and, others only by the credit of the issuer. Obligations of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; obligations of the other agencies, authorities and other instrumentalities shown above are supported only by the credit of the issuers.

U.S. Treasury Bills. U.S. Treasury bills are issued with maturities of any period up to one year. Three month bills are currently auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis. The difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

FOREIGN SECURITIES

The Growth Portfolio may choose to invest in foreign securities for diversification and for the potential to benefit during periods of currency fluctuation during which foreign currencies are strengthening against the U.S. dollar. The ability to benefit from currency fluctuations will depend on the ability of the Growth Portfolio to predict the relationship between currencies. The Growth Portfolio will consider certain special factors in connection with investments in foreign securities, particularly those of non-governmental issuers. The Growth Portfolio will not invest in foreign securities that entail risks or considerations that are inconsistent with the Growth Portfolio's practice of assuming only moderate investment risk. Foreign securities may be subject to: currency exchange control regulations, currency fluctuations, foreign withholding taxes, the economic effects of political instability, and possible expropriation. Information regarding the issuer of foreign securities may also be less available than financial information concerning domestic issuers. In addition, there may be difficulties in interpreting financial information prepared under foreign accounting standards. Economic trends in foreign countries may be more difficult to assess. Legal processes abroad might not be as easy to invoke as would be the case in the United States should such processes be necessary.

BANKER'S ACCEPTANCES

The bank issuing an acceptance is protected by the pledge of documents giving it title to the goods in transit should the bank's customer fail to provide proper funds upon delivery of the goods and maturity of the acceptance. Courts have held that the bank holds the credit agreement backing the acceptance not for its own benefit or the benefit of its general creditors, but in trust for the holder of the acceptance.

COMMERCIAL PAPER RATINGS

Description of Standard & Poor's Corporation's three highest commercial paper ratings:

Commercial paper rated "A" by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is generally rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3. A-1 is the highest commercial paper rating assigned by Standard & Poor's Corporation. A-2 is the second highest of such ratings.

Description of Moody's Investor's Services, Inc.'s three highest commercial paper ratings:

Among the factors considered by Moody's Investor's Service, Inc. in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition of the management of obligations which may be present or may arise as a result of public interest questions and proportions to meet such obligations which may be present or may arise as a result of public interest questions and proportions to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating in one of three classifications; P-1, P-2 or P-3. P-1 is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. P-2 is the second highest of such ratings.

Description of Fitch Investors Service, Inc. two highest commercial ratings:

Fitch's commercial paper ratings place emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Relative differences in strength and weakness in respect to an issuer is rated by Fitch's as F-1 or F-2; F-1 is the highest commercial paper rating assigned by Fitch's and F-2 is the second highest.

Description of Duff & Phelp's two highest commercial ratings:

Duff and Phelp's commercial paper ratings place emphasis on liquidity, considering not only cash from operations, but access to alternative sources of funds, including trade credit, bank lines and capital markets. Relative differences in strength and weakness is rated by Duff & Phelp's as Duff-1 or Duff-2; Duff-1 being the highest commercial paper rating and Duff-2 being the second highest rating.

Description of Thompson Bankwatch, Inc.'s two highest ratings:

Thompson Bankwatch, Inc's ratings of United States commercial banks, thrifts, and non-bank banks, non-United States banks, and broker-dealers are based upon among other things, five years' financial information and the issuer's most recent regulatory filings. Relative differences in strength and weakness are rated by Thompson Bankwatch, Inc. as TBW-1 or TBW-2; TBW-1 being the highest commercial paper rating and TBW-2 being the second highest rating.

PREFERRED STOCK RATINGS

Description of Standard & Poor's Corporation's preferred stock rating:

B Preferred stock rated B are regarded on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Investor's Services, Inc.'s preferred stock rating:

B An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CORPORATE BOND RATINGS

Moody's Investor Service, Inc. Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities, or fluctuation of protective element may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Standard and Poor's Corporation. AAA is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA bonds also qualify as high-quality debt obligations. The capacity to pay interest and repay principal is very strong.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than are higher rated bonds.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for higher rated bonds.

INVESTMENT RESTRICTIONS

In addition to the restrictions described in the Prospectus, the Fund has adopted the following restrictions relating to the investment of each Portfolio's assets. These restrictions are fundamental policies and may not be changed for any Portfolio without the approval of a majority of the outstanding voting shares of each affected Portfolio. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (2) more than 50% of the outstanding shares.) A change in policy affecting only one Portfolio may be effective without the approval of a majority of the outstanding voting shares of any other Portfolio or of the entire Fund.

A Portfolio:

(1)  Will not issue senior securities, except as permitted by sections 18(f) and
     (g) and the rules thereunder of the Investment Company Act of 1940.
(2)  Will not make short sales of securities.
(3)  Will not engage in margin transactions or arbitrage.

(4) Will not buy or sell real estate although a Portfolio may invest in the securities of real estate investment trusts.
(5)  Will not purchase or sell commodities or commodity contracts.
(6) Will not invest in companies for the purpose of exercising management or control.
(7) Will not invest in oil, gas or other mineral leases, rights on royalty contracts or in real estate or real estate limited partnerships.
(8) Will not underwrite securities of other issuers, except where the Fund may be deemed to be a statutory underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities, restricted securities or not readily marketable securities.

(9)  Will not borrow money.
(10) Will not lend money, and the Money Market Portfolio will not lend securities except that the Portfolio may purchase obligations subject to repurchase agreements. The purchase of publicly held debt securities is not considered lending money for the purpose of this restriction.
(11) Will not purchase securities (including commercial paper) of any issuer if such purchase would at that time (i) cause more than 5% of the value of the individual Portfolio's total assets to be invested in securities of any one issuer other than the U.S. Government or its corporate instrumentalities or
     (ii) cause the Portfolio to own more than 10% of the outstanding voting securities of any issuer.
(12) Will not concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry.
(13) Will not invest more than 5% of the value of its total assets in securities of companies having a record of less than three years continuous operations.
(14) Will not invest more than 5% of the value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.
(15) Will not purchase or retain securities of any issuer if any officer or director of the Fund or of its investment manager own individually more than one-half of one percent (1/2 of 1%) of the securities of that issuer, and collectively the officers and directors of the Fund and investment manager together own more than 5% of the securities of that issuer.
(16) Will not acquire securities of other open-end investment companies, except in connection with a merger, consolidation, or acquisition of assets approved by the shareholders.
(17) Will not purchase from or sell to any officer or director of the Fund or its investment manager any securities other than shares of the capital stock of the Portfolio.
(18) Will not invest more than 5% of the value of its total assets in securities which are not readily marketable including restricted securities.

Current federal income tax laws require that the assets of each Portfolio be adequately diversified so that, American National, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. See DIVIDENDS, DISTRIBUTIONS AND TAXES in the Prospectus. American National intends to maintain the assets of each Portfolio pursuant to those diversification requirements.

Portfolio turnover (as referred to in the "Portfolio Turnover" section of the Prospectus) is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of each Portfolio's securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Portfolio's securities were replaced within one year.

MANAGEMENT OF THE FUND

The names of all directors and officers of the Fund and the principal occupation of each during the last five (5) years are shown below.

(2)ERNEST S. BARRATT, Ph.D. - DIRECTOR (DEPARTMENT OF PSYCHIATRY AND BEHAVIORAL SCIENCES, UNIVERSITY OF TEXAS MEDICAL BRANCH ("UTMB"), GALVESTON, TEXAS 77550-2777) Professor and Chief, Psychophysiology Laboratory, Department of Psychiatry and Behavioral Sciences, UTMB, a medical school and hospital system, 1962 to present; Chief, Psychology Section and Psychodiagnostic Service, Department of Psychiatry and Behavioral Sciences, UTMB, 1962 to present.

(1)ROBERT A. FRUEND, C.L.U. - DIRECTOR   (ONE MOODY PLAZA, GALVESTON, TEXAS
77550) Executive Vice President, Director of Ordinary Agencies of American National, April, 1989 to present; Senior Vice President, November, 1988 to April, 1989 and Regional Director, January, 1975 to October, 1988 of American National; Director and Vice President, April 1989 to present, American National Life Insurance Company of Texas; Director, November, 1979 to present, American National Property and Casualty Insurance Company; Director, November, 1981 to present, American National General Insurance Company; Director, Securities Management and Research, Inc., November 1988 to present.

(2)BRENT E. MASEL, M.D. - DIRECTOR (1528 POSTOFFICE, GALVESTON, TEXAS 77550) Doctor of Neurology; Clinical Assistant Professor in Neurology, University of Texas Medical Branch ("UTMB"), 1978 to present; Staff Physician, St. Mary's Hospital, Galveston, Texas, 1979 to 1996; Staff Physician, Mainland Center Hospital, 1978 to present; Clinical Assistant Professor in Internal Medicine, UTMB, Galveston, Texas, 1991 to present; Director SM&R Capital Funds, Inc., 1991 to present; President and Executive Administrator Transitional Learning Center, Galveston, Texas, July 1992 to present.

(1)LEA MCLEOD MATTHEWS  -  DIRECTOR  (850 E. ANDERSON LANE, AUSTIN, TEXAS 78752-
1602) Publications Editor, National Western Life Insurance Co., 1990 to present; Director of SM&R Capital Funds, Inc., (an affiliated mutual fund) 1994 to present; Public Relations, Moody Gardens, Galveston, Texas, 1988 to 1990; Director of Garden State Life Insurance Company, 1993 to present.

(2)LOUIS E. PAULS, JR. - DIRECTOR (1413 TREMONT, SUITE 200, GALVESTON, TEXAS 77550) Owner of Louis Pauls & Co., a sole proprietorship, 1959 to present; Director, National Western Life Insurance Co., Austin, Texas, 1971 to present; former Director Seal Fleet, Galveston, Texas, 1970 to 1996; Director SM&R Capital Funds, Inc., (an affiliated mutual fund), 1994 to present.

() (1) MICHAEL W. MCCROSKEY - Director and President (One Moody Plaza, Galveston, Texas 77550) Director, President, Chief Executive Officer and member of the Executive Committee of SM&R, June 1994 to present; President and Director of the Fund, June 1994 to present; President and Director of the American National Growth Fund, Inc.,

American National Income Fund, Inc., and Triflex Fund, Inc. (hereinafter referred to as the "American National Funds Group"), June 1994 to present; President and Director of the American National Investment Accounts, Inc., June 1994 to present; Executive Vice President, American National, 1971 to present; Vice President of Standard Life and Accident Insurance Company, 1988 to present; Assistant Secretary of American National Life Insurance Company of Texas, 1986 to present, life, health and accident insurance companies in the American National Family of Companies; Vice President, Garden State Life Insurance Company, 1994 to present; Director, ANREM Corporation, 1977 to present; President, ANTAC Corporation, 1994 to present.


() EMERSON V. UNGER, C.L.U.  -   VICE PRESIDENT  (ONE MOODY PLAZA, GALVESTON,
TEXAS 77550) Vice President of SM&R; Vice President of the American National Funds Group and the SM&R Capital Funds, Inc., Mutual Funds.

() BRENDA T. KOELEMAY - VICE PRESIDENT AND TREASURER (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) Vice President and Treasurer of SM&R; Vice President and Treasurer of the American National Funds Group and the SM&R Capital Funds, Inc., Mutual Funds; Senior Manager, KPMG Peat Marwick, July 1980 to April 1992.

() TERESA E. AXELSON - VICE PRESIDENT AND SECRETARY (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) Vice President and Secretary of SM&R; Vice President and Secretary of the American National Funds Group and the SM&R Capital Funds, Inc.

() GORDON D. DIXON - VICE PRESIDENT AND PORTFOLIO MANAGER OF GROWTH PORTFOLIO; CO-MANAGER OF MANAGED PORTFOLIO (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) Director, Senior Vice President, Chief Investment Officer of SM&R and a member of the Investment & Executive Committees of SM&R; Vice President, Portfolio Manager of the American National Growth Fund, Inc., Co-Manager of the American National Income Fund, Inc., mutual funds; Former Director of Equity Strategy Research and Trading for C&S/Soran Bank (now Nations Bank) Atlanta, Georgia.

() WILLIAM R. BERGER, C.F.A. - VICE PRESIDENT, PORTFOLIO MANAGER OF THE BALANCED PORTFOLIO; CO-MANAGER OF MANAGED PORTFOLIO (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) Vice President and Portfolio Manager for the Triflex Fund, Inc., Co-Manager of American National Income Fund, Inc., and a member of the Equities Investment Committee of SM&R; Assistant Vice President of Investments, American National; Former Portfolio Manager for Trinity Investment Management, Bellefonte, Pennsylvania, Investment Adviser; Former Auditor for Coopers & Lybrand, Dallas, Texas.

() VERA M. YOUNG - VICE PRESIDENT, PORTFOLIO MANAGER OF MONEY MARKET PORTFOLIO (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) Vice President, Portfolio Manager and member of the Fixed Income Investment Committee of SM&R; Vice President, Portfolio Manager of the American National Primary Fund Series of the SM&R Capital Funds, Inc.; Assistant Vice President, Securities, American National.

(1) Directors who are "Interested persons" of the Fund as defined by the 1940 Act, as amended.

(2)  Members of the Fund's Nominating and Audit Committees

() The American National Funds Group and the SM&R Capital Funds, Inc. are mutual funds which have investment advisory and underwriting agreements with SM&R, which is a wholly-owned subsidiary of American National. See INVESTMENT ADVISORY AND OTHER SERVICES, BELOW.

By resolution of the Board of Directors, the Fund pays the fees and expenses of only those directors who are not affiliated with SM&R. During the period ended

December 31, 1996 the Fund paid approximately $16,888 to such directors for fees and expenses in attending meetings of the Board of Directors.

REMUNERATION OF DIRECTORS

Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director receives a fee, allocated among the American National Funds for which he serves as a director, which consists of an annual retainer component and a meeting fee component.


Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1996 for each director of the Fund.




                              AGGREGATE COMPENSATION    TOTAL COMPENSATION FROM
         DIRECTOR                    FROM FUND           ALL AMERICAN NATIONAL
                                                                 FUNDS

--------------------------------------------------------------------------------
Ernest S. Barratt                    $3,500                        $3,500
Robert A. Fruend                         --                            --
Brent E. Masel, M.D.                 $4,000                        $8,000
Lea McLeod Matthews                  $4,000                        $8,000
Michael W. McCroskey                     --                            --
Louis E. Pauls, Jr.                  $4,000                        $8,000
Carl R. Robertson                    $1,000                        $1,000


POLICY REGARDING PERSONAL INVESTING

  The following policies have been made a part of the Fund's Code of Ethics.

PERSONAL INVESTING BY PORTFOLIO MANAGERS

A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply:

     1. Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

     2. Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security.

     3. Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.

     4. Any beneficial interest in a security for which a written approval is first obtained from the President & CEO may be traded or held.

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES:

Officers and employees of the Company other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 1, 1997, no officer or director of the Fund owned shares of the Portfolios.

As of April 1, 1997, American National and SM&R owned 94% and 6% of the outstanding shares of the Growth Portfolio, 93% and 7% of the outstanding shares of the Managed Portfolio, 91% and 9% of the outstanding shares of the Balanced Portfolio, and 88% and 12% of the outstanding shares of the Money Market Portfolio, respectively.

See the "Control and Management of SM&R" section in INVESTMENT ADVISORY AND OTHER SERVICES, below.

INVESTMENT ADVISORY AND OTHER SERVICES

CONTROL AND MANAGEMENT OF SM&R

SM&R has been the investment adviser, manager and underwriter of the Fund since the Fund began business in 1990. SM&R acts pursuant to a written agreement periodically approved by the directors or shareholders of the Fund. SM&R is also the investment adviser and underwriter of the American National Funds Group and the SM&R Capital Funds, Inc. SM&R's address is that of the Fund.

SM&R is a wholly-owned subsidiary of American National. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody ("RLM"), who is Chairman of the Board of Directors of American National, Frances Moody Newman and Ross R. Moody.

The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board and President, Chief Executive Officer of the Bank, President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trust established by RLM for the benefit of his children, owns 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and 47.5% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Fund, the other American National Funds, the SM&R Capital Funds, Inc. and SM&R.

Michael W. McCroskey, President and Director of the Fund, is also President, Chief Executive Officer, Director and a member of the executive committee of SM&R, and President and Director of the American National Funds Group and the SM&R Capital

Funds, Inc.; Gordon D. Dixon, Vice President, Portfolio Manager of the Fund and the American National Growth Fund, Inc. and Co-Manager of the American National Income Fund, Inc., is also Director, Senior Vice President, Chief Investment Officer of SM&R and a member of the investment and executive committees of SM&R; Vera M. Young, Vice President, Portfolio Manager of the Fund and the SM&R Capital Funds' Primary Series, Vice President of SM&R and a member of the fixed income investment committee of SM&R; Emerson V. Unger, Vice President of the Fund, is also Vice President of SM&R, the American National Funds Group and the SM&R Capital Funds, Inc.; Teresa E. Axelson, Vice President and Secretary of the Fund, is also Vice President and Secretary of SM&R, the American National Funds Group and the SM&R Capital Funds; and Brenda T. Koelemay, Vice President and Treasurer of the Fund, is also Vice President and Treasurer of SM&R, the American National Funds Group and the SM&R Capital Funds, Inc.

INVESTMENT ADVISORY AGREEMENT

Under an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and SM&R dated February 8, 1991, SM&R acts as investment adviser for and provides certain administrative services to the Fund.

As investment manager, SM&R manages the investment and reinvestment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Fund investment programs. All investments are reviewed quarterly by the Fund's Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of the Fund.

Under the Advisory Agreement, SM&R is paid a monthly fee by the Fund of 1/24th of 1% per month (1/2 of 1% per annum) of the Fund's average daily net assets. Such monthly fee is allocated among the Portfolios based on the percentage of each Portfolios' respective net assets to the total net assets of the Fund.


For the periods ended December 31, 1994, 1995 and 1996, SM&R received or accrued investment advisory fees from each Portfolio as follows: Growth Portfolio $14,338, $19,146 and $30,323, Managed Portfolio $13,741, $16,964 and $26,036,
Balanced Portfolio $13,050, $15,022 and $19,354 and the Money Market Portfolio $11,217, $11,773 and $12,287, respectively.

ADMINISTRATIVE SERVICE AGREEMENT

Under an Administrative Service Agreement between the Fund and SM&R dated February 8, 1991, SM&R provides certain management, operational and executive services to the Fund. SM&R pays the salaries of all officers and accounting employees administering the Fund's affairs and provides accounting, data processing, bookkeeping, and certain other services required by the Fund. The Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions, and other expenses incidental to portfolio transactions, Securities & Exchange Commission fees, fees of the Custodian (see, "the Custodian" herein), auditing and legal expenses and fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs for printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.


Under the Administrative Service Agreement, SM&R is paid a monthly service fee of 1/48th of 1% per month (1/4 of 1% per annum) of the Fund's average daily net assets. Such monthly fee is allocated among the Portfolios based on the percentage of each Portfolios' respective net assets to the total net assets of the Fund. For the periods ended December 31, 1994, 1995 and 1996, SM&R received or accrued Administrative Service Fees from each Portfolio as follows: Growth Portfolio $7,169, $9,573 and $15,161, Managed Portfolio $6,870,

$8,482 and $13,018, Balanced Portfolio $6,525, $7,511 and $9,677, and Money
Market Portfolio $5,608, $5,886 and $6,143, respectively.

SM&R has agreed in its Administrative Service Agreement with the Fund to pay (or to reimburse the Fund for) the Fund's expenses of any kind, exclusive of interest, taxes, commissions, and other expenses incidental to Portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the management fee, in excess of 1.50% per year of the Fund's average daily net assets. SM&R has agreed to continue its undertaking to reimburse the Growth Portfolio and the Money Market Portfolio for expenses in excess of 0.87%; the Balanced Portfolio for expenses in excess of 0.90% and the Managed Portfolio for expenses in excess of 0.93%, of each of such Portfolio's average daily net assets. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. Such reimbursement obligation is more restrictive than required by California, the only State having an expense reimbursement provision applicable to the Fund. Such reimbursements, when required, will be made monthly.


For the years ended December 31, 1994, 1995 and 1996, expense reimbursements made to each Portfolio were: Growth Portfolio $6,585, $16,798 and $23,213; Managed Portfolio $7,007, $10,885 and $10,783; and Balanced Portfolio $7,635, $14,016 and $22,510, respectively. Expenses reimbursements made to the Money Market Portfolio were $5,286, $8,001, and $8,646 for the years ended December 31, 1994, 1995 and 1996, respectively.

Each daily charge for the fees is divided among each of the Portfolio in proportion to their net assets on that day.

The Advisory Agreement is effective on and after September 1 in each year but it continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each of the Fund's Portfolios, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act, as amended) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the shareholders of each Portfolio in accordance with such procedures on April 1, 1992. The Advisory Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of each of the Fund's Portfolios, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned (as provided in the 1940 Act, as amended).

SM&R has entered into a Service Agreement with American National pursuant to which American National will furnish certain services and facilities required by SM&R from time to time for the conduct of its business. Such services will not include investment advice or personnel. SM&R will reimburse American National for the costs of such services.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Purchases and sales of portfolio securities usually will be secondary transactions. Portfolio securities normally will be purchased from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. While SM&R generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available on each transaction.

Allocation of transactions, including their frequency, to various dealers is determined by SM&R in its best judgment and in a manner deemed fair to the Fund's shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental statistical and research services to SM&R may receive orders for transactions by the Fund. Such supplemental services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Information so received will supplement but will not replace that to be provided by SM&R, and SM&R's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to SM&R in serving both the Fund, the American National Funds Group and the SM&R Capital Funds, Inc. and conversely, supplement all information obtained by the placement of business of the American National Funds Group and the SM&R Capital Funds, Inc. may be useful to SM&R in carrying out its obligations to the Fund.

The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While SM&R is primarily responsible for the allocation of the Fund's brokerage business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Fund's Board of Directors.


Brokerage fees paid by the Fund on the purchase and sale of portfolio securities for the periods ended December 31, 1994, 1995 and 1996 totaled $8,555, $11,599 and $11,495, respectively. No brokerage commissions have been paid during the Fund's most recent period to any broker which is an affiliated person of the Fund, which is an affiliated person of a broker which is an affiliated person of the Fund or an affiliated person of which is an affiliated person of the Fund or SM&R.


The American National Funds Group and the SM&R Capital Funds, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, the Fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Fund, the American National Funds Group and the SM&R Capital Funds, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

The Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of the Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Fund, while in other cases these practices could produce better executions.

CAPITAL STOCK

The Fund's authorized capital stock consists of One Hundred Million (100,000,000) shares of common stock, par value of $.01 per share issuable in separate portfolios. Currently, four such portfolios have been established:
Growth Portfolio, Money Market Portfolio, Balanced Portfolio and Managed Portfolio.


Prior to the Fund's offering of any shares to the Separate Accounts, SM&R provided the Fund with initial capital by purchasing 100,000 shares of each Portfolio at a purchase price of $1.00 per share. In addition, American National purchased 1,750,000 shares of each Portfolio at a price of $1.00 per share. Such shares were acquired by American National in connection with the formation of the

Fund, were acquired for investment and can be disposed of only by redemption. Both SM&R's and American National's shares will be redeemed only when permitted by the Investment Company Act of 1940 and when the other assets of the Portfolio are large enough that such redemption will not have a material adverse effect upon investment performance. SM&R and American National will vote their shares in the same manner and in the same proportion as the other shares held in the Separate Accounts are voted. The Fund will offer all other shares only to the Separate Accounts.

The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any general expenses not readily identifiable as belonging to a particular Portfolio shall be allocated among all Portfolios by or under the direction of the directors in such manner as the directors determine to be fair and equitable.

All shares are non-assessable, fully transferable, and have one vote and equal rights to share in dividends and assets. The shares possess no pre-preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event, the holders of the remaining shares will be unable to elect any directors.

As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (l) 67% of the Fund's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

SALE, REDEMPTION AND PRICING OF SHARES

SALE AND REDEMPTION

Shares of each Portfolio are sold only to the corresponding subaccount of the Accounts. Shares are sold and redeemed at their net asset value as next determined following receipt of a net premium or a surrender request by the Accounts without the addition of any selling commission or sales load or redemption charge. The redemption price may be more or less than the shareholder's cost.

The Fund's shares are also sold and redeemed as a result of transfer requests, loans, loan repayments and similar Account transactions, in each case without any sales load or commission and at the net asset value per share computed for the day as of which such Account's transactions are effected.

PRICING OF SHARES

The net asset value per share of each Portfolio is determined by adding the value of all Portfolio assets, deducting all Portfolio liabilities and dividing by the number of outstanding shares of such Portfolio.

MONEY MARKET PORTFOLIO

All Money Market Portfolio securities are valued by the basis of the amortized cost valuation technique. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in a Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of the Money Market Portfolio instruments based upon their amortized cost is subject to the Portfolio's adherence to certain conditions with respect to its operation. The Fund must maintain a dollar-weighted average portfolio maturity for the Money Market Portfolio of 90 days or less, purchase instruments having remaining maturities of one year or less only, and invest only in securities determined by the directors to be of high quality with minimal credit risks.

The Money Market Portfolio follows procedures established by the directors that are designed to stabilize, to the extent reasonably possible, the Money Market Portfolio price per share as computed for the purpose of sales and redemptions at $1.00. There can be no assurance that the Money Market Portfolio will at all times be able to maintain a continuous $1.00 net asset value per share. Procedures to be followed will include review of the Money Market Portfolio's holdings by the directors at such intervals as it may deem appropriate to determine whether the Money Market Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the directors determine that such a deviation exists, it must take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

GROWTH, BALANCED AND MANAGED PORTFOLIO

The value of these Portfolio's securities is determined by one or more of the following methods:

The securities traded on the New York Stock Exchange ("NYSE") or American Stock Exchange ("ASE") are valued at the closing sale price on that day, or if there were no sales during the day, at the last previous sale or bid price reported.

The securities which are not listed on the NYSE or ASE, but are listed on other national securities exchanges, are valued in a manner similar to that described in the preceding paragraph, using values reported by the principal exchange on which the securities are traded, except that the prices are taken at the time trading closes on the NYSE.

  Over-The-Counter securities are valued at the bid prices.

Debt securities having maturities of 60 days or less are valued using the amortized cost technique. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by an independent pricing service or brokers. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential.

Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available, securities and all other assets are valued in good faith at fair value, using the methods determined by the directors on a consistent basis.

TAXES

SUBCHAPTER M OF THE INTERNAL REVENUE CODE OF 1986

Under the Tax Reform Act of 1986 ("TRA 1986") and the Internal Revenue Code of 1986 ("Code"), each Portfolio of the Fund must elect to be treated and qualify as a regulated investment company ("RIC") under Subchapter M of the Code in order to avoid double taxation of the Portfolio and its shareholders. Among the requirements for qualification and treatment as a RIC are investment limitations and diversification requirements that may effect the investments of each Portfolio, and certain distribution requirements pertaining to net income.

In general, at least 90% of the gross income of each Portfolio for the taxable year must be derived from dividends, interest and gains from the sale or other disposition of securities, and less than 30% of its gross income for the taxable year can be attributable to gains (without deductions for losses) from the sale or other disposition of securities held for less than three months. TRA 1986 expanded the qualified sources of income for a RIC to include gains from options, futures and forward contracts under certain circumstances, and special tax issues arising in connection with the use of hedging instruments.

A RIC must distribute 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level. TRA 1986 also subjects each Portfolio to a nondeductible 4% excise tax to the extent it fails to distribute by the end of each calendar year at least 98% of ordinary income for the calendar year and 90% of capital gain net income for the one-year period ending October 31 of such year, and certain other amounts. For these purposes, if a RIC pays dividends before the end of January of any year, they will be treated as paid in the preceding calendar year if the dividends were declared in the preceding December and were payable to shareholders of record on a date in December.

SECTION 817(H) OF THE CODE

Each Portfolio intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be SM&R, American National and the Account. The prospectus that describes the variable insurance policies issued through the Account provides additional discussion of the taxation of the Account and of the owner of the variable insurance policy.

In addition, Section 817(h) of the Code and Treasury Department temporary regulations thereunder impose certain diversification requirements on the Account. These requirements, which are in addition to the diversification requirements applicable to the Fund under Subchapter M and the Investment Company Act of 1940, may affect the securities in which the Portfolios may invest. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance policy and immediate taxation of the owner of the policy to the extent of appreciation on investment under the policy.

The Secretary of the Treasury is expected to issue additional regulations that will prescribe the circumstances in which a policyowner's control of the investments of the Account may cause the policyowner, rather than American National, to be treated as the owner of the assets of the Account.

The Fund may therefore find it necessary to take action to assure that the variable insurance policies continue to qualify as a variable insurance policy under federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

The preceding is a brief summary of some of the relevant tax considerations. It is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

The Money Market Portfolio will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Portfolio's yield is its current investment income expressed in annualized terms. The yield is based on a specified seven-calendar-day-period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by the dividend obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

The Money Market Portfolio effective yield for a specified seven-calendar-day-period is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts, (3) dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] - 1. The resulting yield figure is carried to the nearest hundredth of one percent.

The calculations include (1) the value of additional shares declared as dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Portfolio's average account size. The yield computation may be of limited use for comparative purposes as charges at the Account level will decrease the yield.

The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities, and the type of investments in the Portfolio. Neither the principal nor the interest is insured.

OTHER INFORMATION CONCERNING THE FUND

CUSTODIAN

The cash and securities of the Fund are held by SM&R pursuant to a Custodian Agreement dated August 1, 1995. As custodian, SM&R will hold and administer the Fund's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

SM&R has entered into a sub-custodian agreement with Moody National Bank of Galveston (the "Bank") effective August 1, 1995. Under the sub-custodian agreement the cash and securities of the Fund will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Fund held by it on behalf of SM&R for the Fund.


TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

SM&R is the transfer agent and dividend-disbursing agent for the Fund, the American National Funds Group and the SM&R Capital Funds, Inc. SM&R, as transfer agent, issues and redeems shares of the Fund and maintains records of ownership for the shareholders.

COUNSEL AND AUDITORS

The Fund's General Counsel is Greer, Herz & Adams, L.L.P. 18th Floor, One Moody Plaza, Galveston, Texas 77550. KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77210, are the Fund's independent auditors and perform annual audits of the Fund's financial statements.

FINANCIAL STATEMENTS

  Audited financial statements dated December 31, 1996 are attached as Exhibit "1".

                                  EXHIBIT "1"

                                 ANNUAL REPORT

Securities Management & Research, Inc.
One Moody Plaza
Galveston, TX 77550


                                        AMERICAN
                                        NATIONAL
                                        INVESTMENT
                                        ACCOUNTS
                                        INC.


                                        .Growth Portfolio
                                        .Managed Portfolio
                                        .Balanced Portfolio
                                        .Money Market Portfolio


                                          Annual Report
                                          December 31, 1996



       FIRST-CLASS MAIL                FORM 9429
         U.S. POSTAGE                  12/96
             PAID
         PERMIT NO. 89
       GALVESTON, TEXAS

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.     One Moody Plaza, Galveston,
                                                Texas 77550
--------------------------------------------------------------------------------

                                   DIRECTORS
                           Ernest S. Barratt, Ph.D.
                               Robert A. Fruend
                             Brent E. Masel, M.D.
                              Lea McLeod Matthews
                             Michael W. McCroskey
                              Louis E. Pauls, Jr.

                                   OFFICERS
                        Michael W. McCroskey, President
                      Gordon D. Dixon, Vice President and
                               Portfolio Manager
                     William R. Berger, Vice President and
                               Portfolio Manager
                       Vera M. Young, Vice President and
                   Portfolio Manager, Money Market Portfolio
               Brenda T. Koelemay, Vice President and Treasurer
                       Emerson V. Unger, Vice President
                Teresa E. Axelson, Vice President and Secretary

                        INVESTMENT ADVISOR AND MANAGER
                    Securities Management & Research, Inc.
                                One Moody Plaza
                            Galveston, Texas 77550

                                   CUSTODIAN
                   Securities Management and Research, Inc.
                                One Moody Plaza
                            Galveston, Texas 77550

                                 LEGAL COUNSEL
                          Greer, Herz & Adams, L.L.P.
                                One Moody Plaza
                            Galveston, Texas 77550

                       UNDERWRITER AND REDEMPTION AGENT
                    Securities Management & Research, Inc.
                                One Moody Plaza
                            Galveston, Texas 77550

              TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management & Research, Inc.
                                One Moody Plaza
                            Galveston, Texas 77550

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                                 700 Louisiana
                             Houston, Texas 77002


STATEMENTS OF ASSETS AND LIABILITIES    December 31, 1996
-------------------------------------------------------------------------------------------------------

                                                 GROWTH         MANAGED      BALANCED     MONEY MARKET
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
ASSETS
Investments in securities, at value             $7,256,064    $6,245,046    $4,225,410     $2,499,989
Cash and cash equivalents                           17,484        23,344        24,706         35,449
Receivable for:
  Dividends                                          7,952         9,116         4,003             --
  Interest                                             128         1,869        27,674            108
  Expense reimbursement                              2,774            94         1,912              8
Other assets                                           641           606           610            424
                                                ----------    ----------    ----------     ----------
                                TOTAL ASSETS     7,285,043     6,280,075     4,284,315      2,535,978
LIABILITIES
Accrued:
  Investment advisory fee                            3,074         2,643         1,820          1,065
  Service fee                                        1,537         1,322           910            532
Other liabilities                                    2,163         2,978           848          2,506
                                                ----------    ----------    ----------     ----------
                           TOTAL LIABILITIES         6,774         6,943         3,578          4,103
                                                ----------    ----------    ----------     ----------
                                  NET ASSETS    $7,278,269    $6,273,132    $4,280,737     $2,531,875
                                                ==========    ==========    ==========     ==========
SHARES OUTSTANDING                               5,009,037     4,583,281     3,377,686      2,531,875
                                                ==========    ==========    ==========     ==========
NET ASSET VALUE PER SHARE                       $     1.45    $     1.37    $     1.27     $     1.00
                                                ==========    ==========    ==========     ==========

STATEMENTS OF OPERATIONS   Year Ended December 31, 1996
-------------------------------------------------------------------------------------------------------

                                                 GROWTH         MANAGED      BALANCED     MONEY MARKET
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
INVESTMENT INCOME
Dividends                                       $   96,013    $  111,437    $   45,867             --
Interest                                            68,363        56,476       114,798     $  132,240
                                                ----------    ----------    ----------     ----------
                     TOTAL INVESTMENT INCOME       164,376       167,913       160,665        132,240

EXPENSES
Investment advisory fees                            30,323        26,036        19,354         12,287
Service fees                                        15,161        13,018         9,677          6,143
Custody and transaction
  fees                                              16,364        12,567        14,132          3,431
Directors' fees and
  expenses                                           4,222         4,222         4,222          4,222
Professional fees                                    2,875         2,875         2,875          2,875
Registration fees                                    3,724           416         3,774            535
Insurance expenses                                   2,309           256         2,331            330
Other                                                1,083           122         1,103            155
                                                ----------    ----------    ----------     ----------
                              TOTAL EXPENSES        76,061        59,512        57,468         29,978
                    LESS EXPENSES REIMBURSED       (23,213)      (10,783)      (22,510)        (8,646)
                                                ----------    ----------    ----------     ----------
                                NET EXPENSES        52,848        48,729        34,958         21,332
                                                ----------    ----------    ----------     ----------
INVESTMENT INCOME--NET                             111,528       119,184       125,707        110,908
                                                ----------    ----------    ----------     ----------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
  Net realized gain on
    investments                                    128,233       141,375        64,625             --
  Change in unrealized
    appreciation of
    investments for the
    year                                           802,004       591,472       234,882             --
                                                ----------    ----------    ----------     ----------
NET GAIN ON INVESTMENTS                            930,237       732,847       299,507             --
                                                ----------    ----------    ----------     ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                     $1,041,765    $  852,031    $  425,214     $  110,908
                                                ==========    ==========    ==========     ==========



See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
GROWTH PORTFOLIO

                                                 YEAR ENDED DECEMBER 31,
                                                --------------------------
                                                   1996            1995
                                                ----------      ----------
  INCREASE IN NET ASSETS FROM OPERATIONS
    Investment income--net                      $  111,528      $   76,437
    Net realized gain on investments               128,233         189,881
    Change in unrealized appreciation              802,004         652,742
                                                ----------      ----------
    Net increase in net assets resulting
     from operations                             1,041,765         919,060
  DISTRIBUTIONS TO SHAREHOLDERS FROM
    Investment income--net                        (108,643)        (79,425)
    Capital gains                                 (124,776)       (154,556)
                                                ----------      ----------
    Total distributions to shareholders           (233,419)       (233,981)

  CAPITAL SHARE TRANSACTIONS--Net                1,688,748       1,059,018
                                                ----------      ----------
  TOTAL INCREASE                                 2,497,094       1,744,097
  NET ASSETS
    Beginning of year                            4,781,175       3,037,078
                                                ----------      ----------
    End of year                                 $7,278,269      $4,781,175
                                                ==========      ==========

MANAGED PORTFOLIO

                                                 YEAR ENDED DECEMBER 31,
                                                --------------------------
                                                   1996            1995
                                                ----------      ----------
  INCREASE IN NET ASSETS FROM OPERATIONS
    Investment income--net                      $  119,184      $   87,313
    Net realized gain on investments               141,375         128,339
    Change in unrealized appreciation              591,472         596,564
                                                ----------      ----------
    Net increase in net assets resulting
      from operations                              852,031         812,216
  DISTRIBUTIONS TO SHAREHOLDERS FROM
    Investment income--net                        (116,545)        (88,756)
    Capital gains                                 (120,983)       (101,791)
                                                ----------      ----------
    Total distributions to shareholders           (237,528)       (190,547)

  CAPITAL SHARE TRANSACTIONS--Net                1,630,186         611,814
                                                ----------      ----------
  TOTAL INCREASE                                 2,244,689       1,233,483
  NET ASSETS
    Beginning of year                            4,028,443       2,794,960
                                                ----------      ----------
    End of year                                 $6,273,132      $4,028,443
                                                ==========      ==========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
BALANCED PORTFOLIO

                                                 YEAR ENDED DECEMBER 31,
                                                --------------------------
                                                   1996            1995
                                                ----------      ----------
  INCREASE IN NET ASSETS FROM OPERATIONS
    Investment income--net                      $  125,707      $   95,961
    Net realized gain on investments                64,625          21,195
    Change in unrealized appreciation              234,882         494,465
                                                ----------      ----------
    Net increase in net assets resulting
     from operations                               425,214         611,621
  DISTRIBUTIONS TO SHAREHOLDERS FROM
    Investment income--net                        (122,993)        (98,462)
    Capital gains                                  (52,838)             --
                                                ----------      ----------
    Total distributions to shareholders           (175,831)        (98,462)

  CAPITAL SHARE TRANSACTIONS--Net                  632,526         226,044
                                                ----------      ----------
  TOTAL INCREASE                                   881,909         739,203
  NET ASSETS
    Beginning of year                            3,398,828       2,659,625
                                                ----------      ----------
    End of year                                 $4,280,737      $3,398,828
                                                ==========      ==========

MONEY MARKET PORTFOLIO

                                                 YEAR ENDED DECEMBER 31,
                                                --------------------------
                                                   1996            1995
                                                ----------      ----------
  INCREASE IN NET ASSETS FROM OPERATIONS
    Investment income--net                      $  110,908      $  118,207
  DISTRIBUTIONS TO SHAREHOLDERS FROM
    Investment income--net                        (110,908)       (118,207)

  CAPITAL SHARE TRANSACTIONS--Net                  133,867         114,303
                                                ----------      ----------
  TOTAL INCREASE                                   133,867         114,303
  NET ASSETS
    Beginning of year                            2,398,008       2,283,705
                                                ----------      ----------
    End of year                                 $2,531,875      $2,398,008
                                                ==========      ==========

See notes to financial statements.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

GROWTH PORTFOLIO

                                                                         YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------
                                                        1996        1995        1994         1993       1992
                                                      --------    --------    --------     --------   ---------
 Net Asset Value, Beginning of Year                   $  1.27     $  1.04     $  1.08      $  1.07      $  1.12
 Investment income--net                                  0.02        0.02        0.02         0.02         0.01
 Net realized and unrealized gain
  (loss) on investments during the year                  0.21        0.27        0.05         0.06        (0.05)
                                                      -------     -------     -------      -------      -------
                Total from investment operations         0.23        0.29        0.07         0.08        (0.04)
 Less distributions from
  Investment income--net                                (0.02)      (0.02)      (0.02)       (0.02)       (0.01)
  Capital gains                                         (0.03)      (0.04)      (0.09)       (0.05)           -
                                                      -------     -------     -------      -------      -------
                             Total distributions        (0.05)      (0.06)      (0.11)       (0.07)       (0.01)

 Net Asset Value, End of Year                         $  1.45     $  1.27     $  1.04      $  1.08      $  1.07
                                                      =======     =======     =======      =======      =======
 Total return--Variable Universal Life                  16.87%      27.34%       7.10%        6.20%       (3.90)%
             --Variable Annuity                         16.04%      26.52%
                                                      =======     =======     =======      =======      =======
 RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
  DATA
 Net Assets, end of year (000's omitted)              $ 7,728     $ 4,781     $ 3,037      $ 2,748      $ 2,477
 Ratio of expenses to average net assets                 0.87%(1)    0.87%(1)    0.90%(1)     0.91%        1.38%
 Ratio of net investment income to average
  net assets                                             1.84%       1.99%       2.04%        1.65%        1.35%
 Portfolio turnover rate                                21.24%      42.06%      46.18%       59.55%       12.56%
 Average commission rate                                 7.00%          -           -            -            -

MANAGED PORTFOLIO

                                                                         YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------
                                                        1996        1995        1994         1993       1992
                                                      --------    --------    --------     --------   ---------

 Net Asset Value, Beginning of Year                   $  1.21     $  1.00     $  1.01      $  1.05      $  1.10
 Investment income--net                                  0.03        0.03        0.02         0.02         0.01
 Net realized and unrealized gain (loss)
  on investments during the year                         0.19        0.24           -         0.09        (0.05)
                                                      -------     -------     -------      -------      -------
                Total from investment operations         0.22        0.27        0.02         0.11        (0.04)

 Less distributions from
  Investments income--net                               (0.03)      (0.03)      (0.03)       (0.02)       (0.01)
  Capital gains                                         (0.03)      (0.03)      (0.10)       (0.03)           -
                                                      -------     -------     -------      -------      -------
                             Total distributions        (0.06)      (0.06)      (0.13)       (0.05)       (0.01)
                                                      -------     -------     -------      -------      -------
 Net Asset Value, End of Year                         $  1.37     $  1.21     $  1.00      $  1.11      $  1.05
                                                      =======     =======     =======      =======      =======
 Total return--Variable Universal Life                  16.63%      27.33%       0.67%       10.00%       (3.90)%
             --Variable Annuity                         16.18%      26.45%
                                                      =======     =======     =======      =======      =======
 RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
 Net Assets, end of year (000's omitted)              $ 6,273     $ 4,028     $ 2,795      $ 2,735      $ 2,406
 Ratio of expenses to average net assets                 0.93%(2)    0.93%(2)    0.98%(2)     1.00%        1.41%
 Ratio of net investment income to average
  net assets                                             2.29%       2.57%       2.36%        1.87%        1.34%
 Portfolio turnover rate                                20.79%      30.87%      26.26%       46.39%        6.79%
 Average commission rate                                 7.00%          -           -            -            -

(1) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.25%, 1.32% and 1.13% for the years ended December 31, 1996, 1995 and 1994, respectively.

(2) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.14%, 1.26% and 1.23% for the years ended December 31, 1996, 1995 and 1994, respectively.



See notes to financial statements.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

BALANCED PORTFOLIO

                                                                         YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------
                                                        1996        1995        1994         1993       1992
                                                      --------    --------    --------     --------   ---------
 Net Asset Value, Beginning of Year                   $  1.18     $  0.99     $  1.06      $  1.07      $  1.12
 Investment income--net                                  0.04        0.04        0.03         0.03         0.03
 Net realized and unrealized gain
  (loss) on investments during the year                  0.10        0.19        0.03         0.02        (0.05)
                                                      -------     -------     -------      -------      -------
                Total from investment operations         0.14        0.23        0.00         0.05        (0.02)
 Less distributions from
  Investment income--net                                (0.04)      (0.04)      (0.03)       (0.03)       (0.03)
  Capital gains                                         (0.01)          -       (0.04)       (0.03)           -
                                                      -------     -------     -------      -------      -------
                             Total distributions        (0.05)      (0.04)      (0.07)       (0.06)       (0.03)

 Net Asset Value, End of Year                         $  1.27     $  1.18     $  1.99      $  1.06      $  1.07
                                                      =======     =======     =======      =======      =======
 Total return--Variable Universal Life                  11.23%      20.47%       0.26%        3.70%       (2.70)%
             --Variable Annuity                         10.38%        N/A
                                                      =======     =======     =======      =======      =======
 RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
 Net Assets, end of year (000's omitted)              $ 4,281     $ 3,399     $ 2,660      $ 2,585      $ 2,363
 Ratio of expenses to average net assets                 0.90%(1)    0.90%(1)    0.96%(1)     1.00%        1.47%
 Ratio of net investment income to average
  net assets                                             32.5%       3.19%       3.34%        2.65%        2.50%
 Portfolio turnover rate                                16.71%      15.97%      46.14%       68.58%       11.72%
 Average commission rate                                 7.00%          -           -            -            -

MONEY MARKET PORTFOLIO

                                                                         YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------
                                                        1996        1995        1994         1993       1992
                                                      --------    --------    --------     --------   ---------

 Net Asset Value, Beginning of Year                   $  1.00     $  1.00     $  1.01      $  1.00      $  1.00
 Investment income--net                                  0.08        0.05        0.02         0.02         0.02
                                                      -------     -------     -------      -------      -------
                Total from investment operations         0.08        0.05        0.02         0.02         0.02

 Less distributions from
  Investments income--net                               (0.08)      (0.05)      (0.02)       (0.02)       (0.02)
                                                      -------     -------     -------      -------      -------
                             Total distributions        (0.08)      (0.05)      (0.02)       (0.02)       (0.02)
                                                      -------     -------     -------      -------      -------
 Net Asset Value, End of Year                         $  1.00     $  1.00     $  1.00      $  1.00      $  1.00
                                                      =======     =======     =======      =======      =======
 Total return--Variable Universal Life                   3.62%       4.18%       3.31%        2.12%        2.17%
             --Variable Annuity                          2.84%       3.43%
                                                      =======     =======     =======      =======      =======
 RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
 Net Assets, end of year (000's omitted)              $ 2,532     $ 2,398     $ 2,284      $ 2,194      $ 2,133
 Ratio of expenses to average net assets                 0.87%(2)    0.87%(2)    0.91%(2)     0.98%        1.50%(2)
 Ratio of net investment income to average
  net assets                                             4.51%       5.03%       3.32%        2.11%        2.20%

(1) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.48%, 1.37% and 1.25% for the years ended December 31, 1996, 1995 and 1994, respectively.

(2) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.22%, 1.21% ,1.14% and 1.72% for the years ended December 31, 1996,
    1995 and 1994, respectively.



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 1996
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
The American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Fund is comprised of the Growth, Managed, Balanced and Money Market Portfolios. Operations commenced March 1, 1991.

Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company ("American National").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS:

GROWTH, MANAGED AND BALANCED PORTFOLIOS
Investments listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commerical paper is stated at amortized cost, which is equivalent to fair value.

MONEY MARKET PORTFOLIO
Investments are valued at amortized cost (premiums and discounts are amortized on a straight-line basis), which has been determined by the Fund's Board of Directors to closely approximate the fair value of such securities. The Fund intends to maintain a continuous net asset value per share of $1.00, rounded to the nearest cent.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:
For federal income tax purposes, each portfolio is treated as a separate entity. The Fund intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded int he accompanying financial statements.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering at net asset value. The fund repurchases its shares at net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at net asset value. For the Money Market Portfolio, distributions are computed daily and distributed monthly.

EXPENSES:
Operating expenses directly attributable to a portfolio are charged to that portfolio's operations. Expenses of the Fund which are not directly attributable to the operations of any portfolio are prorated among all portfolios of the Fund based on the relative net assets of each portfolio.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 2 - INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. ("SM&R"). SM&R is a wholly-owned subsidiary of American National.

The investment advisory agreement provides SM&R with a monthly service fee based on an annualized rate of 1/2 of 1% of the Fund's average daily net assets. For its fee, SM&R will provide investment advice and, in general, will conduct the management and investments of the Fund.

The administrative service agreement provides SM&R with a monthly service fee based on an annualized rate of 1/4 of 1% of the Fund's average daily net assets. For its fee, SM&R will provide certain administrative services for the Fund.

In addition to the investment advisory fee and the administrative fee, the Fund is responsible for paying most of the operating expenses including outside director's fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest and miscellaneous expenses.

All offering and organization costs were paid by American National. Effective May 1, 1994, SM&R has agreed to reimburse the Fund for expenses of any kind (exclusive of interest, commissions and other expenses incidental to portfolio transactions) which exceed the following percentages of each portfolio's average daily net assets:


        Growth        0.87%
        Managed       0.93%
        Balanced      0.90%
        Money Market  0.87%

Prior to May 1, 1994 the reimbursement percentage was 1.50% of each portfolio's average daily net assets. As of December 31, 1996, SM&R and American National had the following ownership in the Portfolio.

                                     SM&R                 AMERICAN NATIONAL
                         --------------------------  ---------------------------
                                  PERCENT OF SHARES            PERCENT OF SHARES
                         SHARES     OUTSTANDING       SHARES       OUTSTANDING

        Growth           330,225       6.59%         4,678,812        93.41%
        Managed          335,504       7.32%         4,247,777        92.68%
        Balanced         321,337       9.51%         3,056,349        90.49%
        Money Market     307,462      12.14%         2,224,413        87.86%


NOTE 3 - COST, PURCHASES AND SALES OF INVESTMENTS
Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments, other than commercial paper, were as follows:

                                         Purchases          Sales
                Growth                   $1,579,194       $1,020,587
                Managed                  $1,512,378       $  881,911
                Balanced                 $1,006,084       $  564,422

Gross unrealized appreciation and depreciation as of December 31, 1996, were as follows:

                                        Appreciation      Depreciation
                Growth                   $1,584,141          $90,508
                Managed                  $1,255,868          $92,464
                Balanced                 $  745,104          $49,599

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 4 - CAPITAL STOCK

GROWTH PORTFOLIO



                                                                 YEAR ENDED                       YEAR ENDED
                                                              DECEMBER 31, 1996                DECEMBER 31, 1995
                                                           -----------------------           ----------------------
                                                             SHARES        AMOUNT              SHARES      AMOUNT
                                                           ----------     ---------          ----------  ----------
Sale of capital shares                                     1,338,609      $1,817,688           731,489    $  885,992
Investment income dividends reinvested                        74,927         108,643            63,539        79,425
Distributions made from net realized gains reinvested         86,052         124,776           123,645       154,556
                                                          ----------      ----------        ----------    ----------
Subtotals                                                  1,499,588       2,051,107           918,673     1,119,903
Redemptions of capital shares                               (265,271)       (362,359)          (50,347)      (60,885)
                                                          ----------      ----------        ----------    ----------
Net increase in capital shares outstanding                 1,234,317      $1,688,748           868,326    $1,059,018
                                                                          ==========                      ==========
Shares outstanding at beginning of year                    3,774,720                         2,096,394
                                                          ----------                        ----------
Shares outstanding at end of year                          5,009,037                         3,774,720
                                                          ==========                        ==========
The components of net assets at December 31, 1996 are as
 follows:
Capital Stock--5,009,037 shares of $.01 par value
 outstanding (15,000,000 authorized)(par and additional
 paid-in capital)                                                         $5,706,495
Undistributed net investment income                                            2,517
Accumulated net realized gain on investments                                  75,624
Net unrealized appreciation of investments                                 1,493,633
                                                                          ----------
Net assets                                                                $7,278,269
                                                                          ==========

MANAGED PORTFOLIO

                                                                 YEAR ENDED                       YEAR ENDED
                                                              DECEMBER 31, 1996                DECEMBER 31, 1995
                                                           -----------------------           ----------------------
                                                             SHARES        AMOUNT              SHARES      AMOUNT
                                                           ----------     ---------          ----------  ----------
Sale of capital shares                                     1,283,565      $1,643,869           414,372    $  481,788
Investment income dividends reinvested                        85,070         116,545            73,964        88,757
Distributions made from net realized gains reinvested         88,309         120,983           84,8255       101,791
                                                          ----------      ----------        ----------    ----------
Subtotals                                                  1,456,944       1,881,397           573,161       672,336
Redemptions of capital shares                               (199,332)       (251,211)          (55,212)      (60,522)
                                                          ----------      ----------        ----------    ----------
Net increase in capital shares outstanding                 1,257,612      $1,630,186           517,949    $  611,814
                                                                          ==========                      ==========
Shares outstanding at beginning of year                    3,325,669                         2,807,720
                                                          ----------                        ----------
Shares outstanding at end of year                          4,583,281                         3,325,559
                                                          ==========                        ==========
The components of net assets at December 31, 1996 as
 follows:
Capital Stock--4,583,281 shares of $.01 par value
 outstanding (20,000,000 authorized)(par and additional
 paid-in capital)                                                         $5,081,892
Undistributed net investment income                                            2,609
Accumulated net realized gain on investments                                  25,227
Net unrealized appreciation of investments                                 1,163,404
                                                                          ----------
Net assets                                                                $6,273,132
                                                                          ==========


NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 4 - CAPITAL STOCK

BALANCED PORTFOLIO



                                                                 YEAR ENDED                       YEAR ENDED
                                                              DECEMBER 31, 1996                DECEMBER 31, 1995
                                                           -----------------------           ----------------------
                                                             SHARES        AMOUNT              SHARES      AMOUNT
                                                           ----------     ---------          ----------  ----------
Sale of capital shares                                       506,269      $  627,841           421,989    $  164,888
Investment income dividends reinvested                        96,844         122,992            84,157        98,463
Distributions made from net realized gains reinvested         41,605         52,8386                 -             -
                                                          ----------      ----------        ----------    ----------
Subtotals                                                    644,718         803,671           227,146       263,351
Redemptions of capital shares                               (136,308)       (171,145)          (34,940)      (37,307)
                                                          ----------      ----------        ----------    ----------
Net increase in capital shares outstanding                   508,410      $  632,526           192,206    $  226,044
                                                                          ==========                      ==========
Shares outstanding at beginning of year                    3,869,276                         2,677,070
                                                          ----------                        ----------
Shares outstanding at end of year                          3,377,686                         2,869,276
                                                          ==========                        ==========
The components of net assets at December 31, 1996 as
 follows:
Capital Stock--3,377,667 shares of $.01 par value
 outstanding (15,000,000 authorized)(par and additional
 paid-in capital)                                                         $3,572,972
Undistributed net investment income                                            2,096
Accumulated net realized gain on investments                                  10,164
Net unrealized appreciation of investments                                   695,505
                                                                          ----------
Net assets                                                                $4,280,737
                                                                          ==========

MONEY MARKET PORTFOLIO

                                                                 YEAR ENDED                       YEAR ENDED
                                                              DECEMBER 31, 1996                DECEMBER 31, 1995
                                                           -----------------------           ----------------------
                                                             SHARES        AMOUNT              SHARES      AMOUNT
                                                           ----------     ---------          ----------  ----------
Sale of capital shares                                        49,329      $   49,329         1,004,957    $1,004,957
Investment income dividends reinvested                       110,908         110,908           118,207       118,207
                                                          ----------      ----------        ----------    ----------
Subtotals                                                    160,237         160,237         1,123,164     1,123,164
Redemptions of capital shares                                (26,370)        (26,370)       (1,008,861)   (1,008,861)
                                                          ----------      ----------        ----------    ----------
Net increase in capital shares outstanding                   133,867      $  133,867           114,303    $  114,303
                                                                          ==========                      ==========
Shares outstanding at beginning of year                    2,398,008                         2,283,705
                                                          ----------                        ----------
Shares outstanding at end of year                          2,531,875                         2,398,008
                                                          ==========                        ==========
The components of net assets at December 31, 1996 as
 follows:
Capital Stock--2,531,875 shares of $.01 par value
 outstanding (50,000,000 authorized)(par and additional
 paid-in capital)                                                         $2,531,875
                                                                          ----------
Net assets                                                                $2,531,875
                                                                          ==========


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American National Investment Accounts, Inc.

We have audited the accompanying statements of assets and liabilities of American National Investment Accounts, Inc. (comprised of Growth, Managed, Balanced and Money Market portfolios), including the schedule of investments as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Investment Accounts, Inc. as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                KPMG Peat Marwick LLP

Houston, Texas
February 7, 1997

                                 PART C OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

  (a)  Financial Statements:

     The Financial Statements are attached to the Statement of Additional
          Information as Exhibit "1".

  (b)  Exhibits:


          1. See Exhibit 99.B1 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's Articles of Incorporation.

          2. See Exhibit 99.B2 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's By-Laws.

          3.   None.

          4. See Exhibit 99.B4 to Post-Effective Amendment No. 7 to Form N-1A for a specimen of Registrant's stock certificate.

          5. See Exhibit 99.B5 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's Investment Advisory Agreement.

          6.   See Exhibit 99.B6a to Post-Effective Amendment No. 7 to Form
               N-1A for a copy of Registrant's Fund Participation Agreement with the American National Variable Annuity Separate Account and
               Exhibit 99.B6b with the American National Variable Life Separate Account.

          7.   None.

          8. See Exhibit 99.B8a and Exhibit 99.B8b to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's current Custodian Agreement and Sub-Custodian Agreement.

          9.   None.

          10. See Exhibit 99.B10 to this Post-Effective Amendment No. 8 to Form N-1A, for the consent and opinion of Registrant's counsel, Greer, Herz & Adams, L.L.P.

          11. See Exhibit 99.B11 to this Post-Effective Amendment No. 8 to Form N-1A, for the consent of independent auditors, KPMG Peat Marwick LLP.

          12.  Not Applicable.

          13. See Exhibit 99.B13 to Post-Effective Amendment No. 7 to Form N-1A for copies of the stock purchase letters.

          14.  None.

          15.  None.

          16.  None.

          17. See Exhibit 99.B17 to Post-Effective Amendment No. 7 to Form N1A, for a revised Power of Attorney.

          18.  None


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


All persons under common control with the Registrant are shown on the list attached hereto as Exhibit 99.B19.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


As of April 1, 1997, the number of record holders of Registrant's common stock were as follows:

        Title of Class             Number of Record Holders

     Money Market Portfolio......             4
     Growth Portfolio............             4
     Balanced Portfolio..........             4
     Managed Portfolio...........             4


ITEM 27.  INDEMNIFICATION.

The Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to
Section 3.15 of the Registrant's By-Laws, a copy of which is attached as Exhibit 99.B2 to Post-Effective Amendment No. 7 to Form N-1A.


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Securities Management and Research, Inc. ("SM&R") serves as investment adviser to Registrant, the American National Growth Fund, Inc., the American National Income Fund, Inc., and the Triflex Fund, Inc., (collectively herein referred to as the "American National Funds Group") and the SM&R Capital Funds, Inc. See "Investment Adviser" in Part A and "Investment Advisory and Other Services" in Part B.



  ROBERT A. FRUEND, C.L.U.


     Director of SM&R;  Executive Vice President and Director of Ordinary
          Agencies of American National Insurance Company, One Moody Plaza, Galveston, Texas; Vice President and Director of American National Life Insurance Company of Texas, One Moody Plaza, Galveston, Texas; Director of American National Property and Casualty Company, 1949 East Sunshine, Springfield, Missouri; Director of American National General Insurance Company, 1949 East Sunshine, Springfield, Missouri; and Director of American National Insurance Service Company, 1722 South Glenstone, Springfield, Missouri.


  R. EUGENE LUCAS

     Director of SM&R;  Director of American National Insurance Company, One
          Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas, Gal-Tenn Hotel Corporation 504 Moody National Bank Tower, Galveston, Texas; Director of ANREM Corporation, One Moody Plaza, Galveston, Texas.


  RONALD J. WELCH

     Director of SM&R; Executive Vice President and Chief Actuary of American
          National Insurance Company; Senior Vice President of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Director of Standard Life and Accident Insurance Company, 421
          N. W. 13th Street, Oklahoma City, Oklahoma; Director of American National Property and Casualty Company, 1949 East Sunshine, Springfield, Missouri; Director of American National General Insurance Company, 1949 East Sunshine, Springfield, Missouri; Director of American National Insurance Service Company, 1722 South Glenstone, Springfield, Missouri; Director of Pacific Property and Casualty Company, 1949 East Sunshine Street, Springfield, Missouri.



  MICHAEL W. MCCROSKEY


     Director, President, Chief Executive Officer and member of the Executive
          Committee of SM&R; President and Director of the Fund; President and Director of the American National Growth Fund, Inc., American National Income Fund, Inc., and Triflex Fund, Inc.

          (hereinafter referred to as the "American National Funds Group"); President and Director of the SM&R Capital Funds, Inc.; Executive Vice President, American National; Assistant Secretary of American National Life Insurance Company of Texas, President and Director, ANREM Corporation; President, ANTAC Corporation, all located at One Moody Plaza, Galveston, Texas; Vice President of Standard Life and Accident Insurance Company, 421 N. W. 13th Street, Oklahoma City, Oklahoma; Vice President, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas.


  GORDON D. DIXON


     Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R; Vice President, Portfolio Manager of the American National Investment Accounts -Growth Portfolio and the American National Growth Fund, Inc., Co-manager of the American National Investment Accounts, Inc.- Managed Portfolio and the American National Income Fund, Inc.; Vice President, Stocks of American National Insurance Company, all located at One Moody Plaza, Galveston, Texas; Vice President, Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, Suite 301, League City, Texas.


  K. DAVID WHEELER

     Senior Vice President, Institutional Sales and Private Client Services of SM&R, One Moody Plaza, Galveston, Texas; Senior Institutional Consultant, Bank South, Atlanta, Georgia.

  VERA M. YOUNG

     Vice President, Portfolio Manager of SM&R; Assistant Vice President,
          Securities of American National Insurance Company, One Moody Plaza, Galveston, Texas. Vice President, Portfolio Manager of the SM&R Capital Funds, Inc.-Primary Series, One Moody Plaza, Galveston, Texas.

  EMERSON V. UNGER, C.L.U.

     Vice President of SM&R;  Vice President of the American National Funds
          Group and the SM&R Capital Funds, Inc., One Moody Plaza, Galveston, Texas.

  BRENDA T. KOELEMAY

     Vice President and Treasurer of SM&R; Vice President and Treasurer of the American National Funds Group and the SM&R Capital Funds, Inc., One Moody Plaza, Galveston, Texas.

  TERESA E. AXELSON

     Vice President and Secretary of SM&R, the American National Funds
          Group and the SM&R Capital Funds, Inc., One Moody Plaza, Galveston, Texas.

ITEM 29.  PRINCIPAL UNDERWRITERS.

  (a)  Not applicable.
  (b)  Not applicable.
  (c)  Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at One Moody Plaza, Galveston, Texas 77550.

ITEM 31.  MANAGEMENT SERVICES.

There are no management-related service contracts to which the Registrant is a party not discussed under Part A or Part B of this Registration Statement.

ITEM 32.  UNDERTAKINGS.

The Fund undertakes to furnish each person to whom a prospectus is delivered a copy of its latest Annual Report to shareholders, without charge, upon request.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 8 to Registration Statement, pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this POST-EFFECTIVE AMENDMENT NO. 8 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Galveston and State of Texas, on the 23rd day of April, 1997.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.



By:     MICHAEL W. McCROSKEY
   -------------------------------
   Michael W. McCroskey, President


Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 8 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER:      PRINCIPAL ACCOUNTING OFFICER:

      MICHAEL W. McCROSKEY                           BRENDA T. KOELEMAY
----------------------------------              -----------------------------
Michael W. McCroskey, President                 Brenda T. Koelemay, Treasurer
Date: April 23, 1997                            Date: April 23, 1997


                                   DIRECTORS

X        ERNEST S. BARRATT                        X        MICHAEL W. McCROSKEY
--------------------------------------            --------------------------------------
* Ernest S. Barratt, Ph.D. by                     * Michael W. McCroskey
Michael W. McCroskey, Power of Attorney           Date: April 23, 1997
Date: April 23, 1997

X         BRENT E. MASEL                                       ROBERT A. FRUEND
--------------------------------------            ---------------------------------------
* Brent E. Masel, M.D. by                         * Robert A. Fruend by
Michael W. McCroskey, Power of Attorney           Michael W. McCroskey, Power of Attorney
Date: April 23, 1997                              Date: April 23, 1997

X        LOUIS E. PAULS                           X         LEA McLEOD MATTHEWS
--------------------------------------            ---------------------------------------
* Louis E. Pauls by                               * Lea McLeod Matthews by
Michael W. McCroskey, Power of Attorney           Michael W. McCroskey, Power of Attorney
Date: April 23, 1997                              Date: April 23, 1997














*Pursuant to a Power of Attorney executed by the Board of Directors dated December 15, 1994. Attached as Exhibit 99.B17 to Post-Effective Amendment No. 7.

                                 EXHIBIT INDEX

                                      TO

                        POST-EFFECTIVE AMENDMENT NO. 8
                       UNDER THE SECURITIES ACT OF 1933

                                      AND

                               AMENDMENT NO. 8
                   UNDER THE INVESTMENT COMPANY ACT OF 1940

                                      FOR

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                                 ("Registrant")

                           PART C  ITEM AND CAPTION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                       Attached as Exhibit "1" to the
            Financial Statements:  -   Statement of Additional Information.
            ------------------------  ---------------------------------------

(b)         Exhibits Attached This Filing:

            Exhibit     99.B10     Consent and Opinion of Registrant's counsel, Greer, Herz & Adams, L.L.P.

            Exhibit     99.B11     Consent of KPMG Peat Marwick LLP, independent accountants of Registrant

            Exhibit     99.B19     Control List

            Exhibit     27.1       Growth Portfolio
            Exhibit     27.2       Managed Portfolio
            Exhibit     27.3       Balanced Portfolio
            Exhibit     27.4       Money Market Portfolio